   As Filed with the Securities and Exchange Commission on April 28, 2000
                                                       Registration Nos. 2-30771
                                                                       811-01764
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         [ ] Pre-Effective Amendment No.
                         [x] Post Effective Amendment No. 47


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                         [x] Amendment No. 47


                      AMERICAN FIDELITY SEPARATE ACCOUNT A
              (FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
                           (Exact Name of Registrant)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                               (Name of Depositor)

2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA                      73106
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, Including Area Code                 (405) 523-2000

Stephen P. Garrett                             Copies to:
Senior Vice President
Law and Government Affairs                     Jerry A. Warren, Esq.
American Fidelity Assurance Company            McAfee & Taft
2000 N. Classen Boulevard                      A Professional Corporation
Oklahoma City, Oklahoma  73106                 10th Floor, Two Leadership Square
(Name and Address of Agent for Service)        Oklahoma City, OK 73102-7103


Approximate Date of Proposed Public Offering:  As soon as practicable after effectiveness of the
                                               Registration Statement

It is proposed that this filing will become effective (check appropriate box)
      [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
      [ ]  on (date) pursuant to paragraph (b) of Rule 485
      [ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485
      [x]  on May 1, 2000 pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of Securities Being Registered:     Group variable annuity contracts


================================================================================

                                   AFPR1ME
                                     GROWTH
                                              Variable Annuity(TM)

                                                 FROM

                                       [AMERICAN FIDELITY LOGO]

                                A MEMBER OF THE AMERICAN FIDELITY GROUP

                                              May 1, 2000

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--------------------------------------------------------------------------------

                            AFPR1ME
                                GROWTH
                                    Variable Annuity(TM)

                                   ISSUED BY

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                                      AND

                      AMERICAN FIDELITY ASSURANCE COMPANY

                                   PROSPECTUS
                                  MAY 1, 2000

     American Fidelity Separate Account A is offering the AFPR1ME GROWTH Variable Annuity(TM) to employers and self-employed individuals for use in qualified retirement plans. The AFPR1ME GROWTH Variable Annuity(TM) is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity and the employer or self-employed individual.


     The assets of Separate Account A will be invested solely in American Fidelity Dual Strategy Fund, Inc. Dual Strategy Fund's primary investment objective is long-term capital growth; its secondary investment objective is the production of income. The fund invests in a diversified portfolio consisting primarily of common stock. Any income and realized capital gains from the fund will be reinvested by Separate Account A in shares of the fund.


     This prospectus contains important information about the AFPR1ME GROWTH Variable Annuity(TM) and Separate Account A that a prospective investor should know before investing. To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2000 that we filed with the Securities and Exchange Commission. The SEC maintains a web site (http://www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference and other material that we file electronically with the SEC.

     The Statement of Additional Information is incorporated by reference into this document. The table of contents of the Statement of Additional Information appears on the last page of this prospectus. For a free copy of our Statement of Additional Information, call us at (800) 662-1106 or write to us at P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523 or e-mail us at va.help@af-group.com.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

             PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR
                               FUTURE REFERENCE.

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--------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

     SOME OF THE TERMS USED IN THIS PROSPECTUS ARE TECHNICAL. TO HELP YOU UNDERSTAND THESE TERMS, WE HAVE DEFINED THEM BELOW.

     Accumulation period: The period of time between becoming a participant and the commencement of annuity payments. Until you begin receiving annuity payments, your policy is in the accumulation period.

     Accumulation unit: The unit of measurement we use to keep track of the value of your account.

     Annuitant: The person on whose life annuity payments are based.

     Annuity: A series of installment payments for the life of the annuitant, or for the joint lifetime of the annuitant and another person and thereafter during the lifetime of their survivor, with either a minimum number of payments or a specific sum.

     Annuity date: The date annuity payments begin.

     Annuity options: The various methods available to select as pay-out plans for your annuity payments.

     Annuity payments: Payments made after retirement to annuitants pursuant to the contract.

     Annuity period: The period during which we make annuity payments.

     Annuity unit: The unit of measurement we use to calculate your annuity payments during the annuity period.

     Contract: The master group contract between American Fidelity and a contract owner.

     Contract owner: The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.

     Participant: A person, like yourself, who has an interest in an annuity contract due to making premium deposits.

     Participant account: The account we maintain for you, as a participant, reflecting the accumulation units credited to you.

     Premium deposit: Money invested by or on behalf of participants in a contract.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Summary.....................................................    1
Fee Table...................................................    2
Condensed Financial Information.............................    2
American Fidelity, Separate Account A and Dual Strategy
  Fund......................................................    3
The AFPR1ME GROWTH Variable Annuity(TM).....................    4
Purchasing Accumulation Units...............................    5
Receiving Payments From the Annuity.........................    6
Expenses....................................................    9
Withdrawals.................................................   10
Death Benefit...............................................   11
Performance.................................................   11
Federal Tax Matters.........................................   12
Legal Proceedings...........................................   16
Financial Statements........................................   16
Table of Contents of Statement of Additional Information....   16

                                    SUMMARY

     IN THIS SUMMARY, WE DISCUSS SOME OF THE IMPORTANT FEATURES OF YOUR GROUP ANNUITY CONTRACT. YOU SHOULD READ THE ENTIRE PROSPECTUS FOR MORE DETAILED INFORMATION.

     The AFPR1ME GROWTH Variable Annuity(TM). The AFPR1ME GROWTHVariable Annuity(TM) is a contract between an employer, who is the contract owner on behalf of its participants, and American Fidelity, which is the insurance company. Money invested in the AFPR1ME GROWTH Variable Annuity(TM) is invested on a tax deferred basis in Dual Strategy Fund. The AFPR1ME GROWTH Variable Annuity(TM) is designed for people seeking long-term earnings, generally for retirement or other long-term purposes. The tax deferred feature is most attractive to people in high federal and state tax brackets. You should not become a participant in the AFPR1ME GROWTH Variable Annuity(TM) if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.

     Like all deferred annuities, the annuity contract has two phases: the accumulation period and the annuity period. During the accumulation period, you invest money in your annuity on a pre-tax basis, and your earnings accumulate on a tax deferred basis. You can withdraw money from your participant account during the accumulation period, but federal income tax and penalties may apply if you make withdrawals before age 59 1/2.

     The annuity period begins when you start receiving regular payments from your participant account. Among other factors, the amount of the payments you may receive during the annuity period will depend on the amount of money you invest in your participant account during the accumulation period and on the investment performance of Dual Strategy Fund.

     Dual Strategy Fund. The money you invest in your AFPR1ME GROWTH Variable Annuity(TM) is used to purchase, at net asset value, shares of Dual Strategy Fund. You can make or lose money on your investment, depending on market conditions.

     Taxes. Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. In most cases, if you withdraw money from your participant account, earnings come out first and are taxed as income. If you withdraw any money before you are 59 1/2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the annuity period are taxable.

     Withdrawals. You may withdraw money at any time during the accumulation period. No fees are charged for withdrawals. Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw. If a withdrawal causes your participant account to have a remaining value of less than $1,000, we may redeem all your accumulation units and cancel your account. After a complete withdrawal, you may not establish a new participant account without our consent.

     Although the contract does not have a "free-look" provision, you do have the right to withdraw all or part of the value of your participant account at any time without paying a withdrawal fee.

     Questions. If you have any questions about your contract or need more information, please contact us at:

              American Fidelity Assurance Company
              Annuity Services Department
              P.O. Box 25523
              Oklahoma City, OK 73125-0523

              Telephone: (800) 662-1106
              E-mail: va.help@af-group.com

                                   FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES (AS A PERCENTAGE OF
  PURCHASE PAYMENTS)
  Sales Charges.............................................       3.00%
  Administrative Expense....................................       0.25%
  Minimum Death Benefit Expense.............................       0.75%
  Deferred Sales Load.......................................       None
  Surrender Fees............................................       None
  Exchange Fee..............................................       None
PER PAYMENT CHARGE..........................................     $ 0.50
ONE-TIME CONTRACT CERTIFICATE FEE...........................     $15.00
SEPARATE ACCOUNT A ANNUAL EXPENSES (AS A PERCENTAGE OF
  AVERAGE ACCOUNT VALUE)
  Mortality and Expense Risk Fees...........................     .96025%
DUAL STRATEGY FUND ANNUAL EXPENSES (AS A PERCENTAGE OF ITS
  AVERAGE NET ASSETS)
  Management Fee............................................       0.50%

     The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly. The table reflects the expenses of both Separate Account A and Dual Strategy Fund. For a more complete explanation of each of the expense components, see "Expenses" on page 9 of this prospectus as well as the description of expenses of Dual Strategy Fund in the accompanying prospectus. Although premium taxes are not reflected in the fee table, they may apply.

EXAMPLE

     If you surrender your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$69       $99      $131       $221

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. SIMILARLY, THE 5% ANNUAL RATE OF RETURN ASSUMED IN THE EXAMPLE IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

                        CONDENSED FINANCIAL INFORMATION


     The following table shows accumulation unit values and the number of accumulation units outstanding for Separate Account A for 1999 and for Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, for all prior years. The information is derived from the financial statements of Separate Account A and its predecessor. Beginning January 1, 1999, accumulation unit information for Separate Account A reflects its operations as a unit investment trust investing in Dual Strategy Fund.


                             1999      1998      1997      1996    1995(A)    1994     1993     1992     1991     1990
                            -------   -------   -------   ------   -------   ------   ------   ------   ------   ------
Accumulation Unit value:
  Beginning of year.......  $24.333   $19.463   $15.339   $12.199  $9.094    $9.709   $9.108   $8.866   $6.924   $6.514
  End of year.............  $28.552   $24.333   $19.463   $15.339  $12.199   $9.094   $9.709   $9.108   $8.866   $6.924
Number of Accumulation
  Units outstanding at end
  of year (in 000's)......    7,985     7,584     7,044    6,443    5,997     5,616    5,114    4,644    4,268    4,041

---------------

(a) Investment management by the present sub-advisers commenced October 2, 1995.

          AMERICAN FIDELITY, SEPARATE ACCOUNT A AND DUAL STRATEGY FUND

AMERICAN FIDELITY

     American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960. Its principal executive offices are located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, telephone number 800-662-1106. American Fidelity is licensed to conduct life, annuity and accident and health insurance business in 49 states and the District of Columbia.

     American Fidelity has been a wholly-owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises, A Limited Partnership. The address of both American Fidelity Corporation and Cameron Enterprises, A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. American Fidelity served as the investment adviser to Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, and is presently the investment adviser to Dual Strategy Fund.

SEPARATE ACCOUNT A

     American Fidelity's board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. As part of the reorganization, the assets of Separate Account A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. Separate Account A has no sub-accounts.

     The assets of Separate Account A are held in American Fidelity's name on behalf of Separate Account A and legally belong to American Fidelity. Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of other business activities of American Fidelity. All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard for income, gains and losses of American Fidelity. American Fidelity is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH Variable Annuity(TM).

DUAL STRATEGY FUND


     Separate Account A invests exclusively in American Fidelity Dual Strategy Fund, Inc., an open-end diversified management investment company.


     Pursuant to a management and investment advisory agreement and subject to the authority of Dual Strategy Fund's board of directors, American Fidelity serves as Dual Strategy Fund's investment adviser and conducts the business and affairs of Dual Strategy Fund. American Fidelity has engaged Lawrence W. Kelly & Associates, Inc. and Todd Investment Advisors, Inc. as sub-advisers to provide day-to-day portfolio management for Dual Strategy Fund.

     Dual Strategy Fund offers its shares to Separate Account A as a funding vehicle for the annuity contracts. Dual Strategy Fund shares are also offered to other separate accounts supporting other variable annuity contracts. Dual Strategy Fund does not offer its shares directly to the general public.

     Dual Strategy Fund's investment objectives are, first, long-term growth of capital and, second, the production of income. Dual Strategy Fund invests in a diversified portfolio consisting primarily of common stock. Meeting investment objectives depends on various factors, including how well the portfolio managers anticipate changing economic and market conditions. There is no assurance that Dual Strategy Fund will achieve its objectives.

     ADDITIONAL INFORMATION CONCERNING DUAL STRATEGY FUND CAN BE FOUND IN THE CURRENT PROSPECTUS FOR DUAL STRATEGY FUND WHICH ACCOMPANIES THIS PROSPECTUS. YOU SHOULD READ DUAL STRATEGY FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING.

VOTING RIGHTS

     American Fidelity is the legal owner of the Dual Strategy Fund shares allocated to Separate Account A. However, we believe that when Dual Strategy Fund solicits proxies in conjunction with a shareholder vote, we are required to obtain from contract owners (based on instructions they receive from their respective participants and annuitants) instructions as to how to vote those shares. When we receive the instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

     We cannot guarantee that Dual Strategy Fund will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. A substitution of shares attributable to the contracts will not be made without prior notice to contract owners, participants and annuitants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.

                    THE AFPR1ME GROWTH VARIABLE ANNUITY(TM)

ABOUT THE CONTRACT

     The AFPR1ME GROWTH Variable Annuity(TM) is a group annuity. A group annuity is a contract between the contract owner, on behalf of its participants, and an insurance company (in this case American Fidelity), where the insurance company promises to pay you (or someone else you choose) an income in the form of annuity payments beginning on a date chosen by you. The person upon whose life the policy is based is called the annuitant. You or someone else specified by you may be the annuitant. If you, or the annuitant, as the case may be, die during the accumulation period, American Fidelity will pay a death benefit to your beneficiary.

     We may change the AFPR1ME GROWTH Variable Annuity(TM) at any time if required by state or federal laws. After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. We will notify contract owners of any change at least 90 days before a change will take effect.

NAMING A BENEFICIARY

     A beneficiary is the person or entity you name to receive the benefit of your policy upon the death of the annuitant. You name the beneficiary or beneficiaries, as the case may be, at the time you become a participant in the contract, but you may change beneficiaries at a later date. If the beneficiary and you, or the annuitant, as applicable, die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

     You can change the beneficiary of your policy at any time during the annuitant's life, unless you name the person as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her consent.

     To change a beneficiary, you need to send a request on a form we accept to our home office. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior beneficiaries, except a change will not cancel any irrevocable beneficiary without that person's consent. The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant's death.

                         PURCHASING ACCUMULATION UNITS

PREMIUM DEPOSITS

     In order to keep track of the value of your account, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a premium deposit. Every premium deposit you make increases the number of accumulation units in your participant account. You may make premium deposits at any time during the accumulation period. Your first premium deposit must be at least $20, and after that, each premium deposit must be at least $10. You may increase, decrease or change the frequency of you deposits at any time. We reserve the right to reject any application or premium deposit.

     Once we receive your initial premium deposit and application, we will issue you a certificate evidencing your participation in the annuity contract. We will invest your first premium deposit within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial premium deposit, we will credit all subsequent premium deposits to your participant account using the accumulation unit value next determined after we receive your deposit. If we receive a premium deposit by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

ACCUMULATION UNITS

     The value of your participant account will go up or down depending upon the investment performance of Dual Strategy Fund and the expenses of, and deductions charged by, Separate Account A. The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.

     We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day we are open for business and then credit your participant account accordingly. We determine the value of an accumulation unit by multiplying the accumulation unit value for the previous period by a factor for the current period. The factor, which we call the net investment factor, is determined by:

     - dividing the value of a Dual Strategy Fund share at the end of the current period, including the value of any dividends or gains per share for the current period, by the value of a Dual Strategy Fund share for the previous period, and

     - subtracting from that amount the mortality and expense risk charge.

The value of an accumulation unit may go up or down from day to day.

     The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value. When you make a premium deposit, we credit your participant account with accumulation units. The number of accumulation units credited is determined by dividing the amount of the net premium deposit (after deduction of 4% to cover sales, administrative and maximum death benefit charges and $.50 per premium deposit) by the value of the accumulation unit. A $15 contract certificate issuance fee will also be deducted from the first premium deposit. Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.

EXAMPLE:

     On Thursday morning, we receive a premium deposit of $100 from you. At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25. We then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units.

UNDERWRITER

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

                      RECEIVING PAYMENTS FROM THE ANNUITY

ANNUITY DATE

     Upon investing in the AFPR1ME GROWTH Variable Annuity(TM), you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 days before you want to begin receiving annuity payments. The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner's tax qualified plan or, if applicable, state law.

SELECTING AN ANNUITY OPTION

     On your annuity date, we will begin making annuity payments in accordance with one of our income plans. If the value of your participant account is at least $1,000, you may choose from our various income plans offered, which we call annuity options. You must designate the annuity option you prefer at least 30 days before your annuity date. If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below, and the full amount of your participant account will be paid out in 120 monthly payments. If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.

     You may change your annuity option by written request at any time before you begin receiving annuity payments. Any change must be requested at least 30 days before the annuity date. If an option is based on life expectancy, we will require proof of the payee's date of birth.

     You may choose one of the following annuity options at any time during the accumulation period. After your annuity payments begin, you cannot change your annuity option.

 -------------------------------------------------------------------------------------------------------
 OPTION 1         LIFE VARIABLE ANNUITY                 We will make monthly payments during the life of
                                                   the annuitant. If this option is elected, payments
                                                   will stop when the annuitant dies.
 -------------------------------------------------------------------------------------------------------
 OPTION 2         LIFE VARIABLE ANNUITY WITH            We will make monthly payments for the guaranteed
                  PAYMENTS CERTAIN                 period selected during the life of the annuitant.
                                                   When the annuitant dies, any amounts remaining under
                                                   the guaranteed period selected will be distributed to
                                                   the beneficiary at least as rapidly as they were
                                                   being paid as of the date of the annuitant's death.
                                                   If the beneficiary dies before the end of the
                                                   guaranteed period, the present value of the remaining
                                                   payments will be paid to the estate of the
                                                   beneficiary based on an annual compound interest rate
                                                   of 3.5%. The guaranteed period may be 10 years, 15
                                                   years or 20 years.
 -------------------------------------------------------------------------------------------------------
 OPTION 3         UNIT REFUND LIFE VARIABLE             We will make monthly payments during the
                  ANNUITY                          lifetime of the annuitant. Upon the annuitant's
                                                   death, we will make an additional payment equal to
                                                   the value at the date of death of the number of
                                                   variable annuity units equal to the excess, if any,
                                                   of (a) the total amount applied under this option
                                                   divided by the variable annuity unit value on the
                                                   annuity date over (b) the variable annuity units
                                                   represented by each annuity payment multiplied by the
                                                   number of annuity payments paid prior to death.
 -------------------------------------------------------------------------------------------------------
 OPTION 4         JOINT AND SURVIVOR ANNUITY            We will make monthly payments during the joint
                                                   lifetime of the annuitant and a joint annuitant.
                                                   Payments will continue during the lifetime of the
                                                   surviving annuitant based on 66 2/3% of the annuity
                                                   payment in effect during the joint lifetime. If the
                                                   joint annuitant is not the annuitant's spouse, this
                                                   annuity option may not be selected if, as of the
                                                   annuity date, the present value of the annuity
                                                   payments which would be payable to the joint
                                                   annuitant exceeds 49% of the present value of all
                                                   payments payable to the annuitant and the joint
                                                   annuitant.
 -------------------------------------------------------------------------------------------------------
 OPTION 5         FIXED ANNUITY                         You may elect forms of fixed annuities that have
                                                   essentially the same characteristics as Annuity
                                                   Options 1 through 4 above.
 -------------------------------------------------------------------------------------------------------

ANNUITY PAYMENTS

     Annuity payments are paid in monthly installments, although we reserve the right to change the frequency of payments. If the amount of your monthly annuity payment becomes less than $20, we may change the payment interval to result in payments of at least $20.

     Annuity payments may be made on a variable basis and/or on a fixed basis. Payments made on a variable basis are based on the actual investment performance of Dual Strategy Fund. Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%. If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Dual Strategy Fund.

     If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%. The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:

     - the value of your participant account on the annuity date,

     - the assumed investment rate of 4.5%, and

     - the performance of Dual Strategy Fund.

     After you receive your first annuity payment, if Dual Strategy Fund's actual performance exceeds the 4.5% assumed rate, your monthly annuity payments will increase if you chose a variable annuity. Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

                                    EXPENSES

     Charges and other expenses associated with the AFPR1ME GROWTH Variable Annuity(TM) will reduce your investment return. These charges and expenses are explained below.


 -------------------------------------------------------------------------------------------------
 SALES CHARGE                               We deduct a 3% sales charge from each premium deposit
                                       we receive. The sales charge is intended to recover our
                                       distribution expenses associated with marketing contracts.
                                       If the 3% sales charge is not adequate to recover our
                                       distribution expenses, we pay the difference. We may pay
                                       the difference, if there is one, from, among other things, proceeds derived from the mortality and expense risk
                                       charges discussed below. The sales charge for lump sum or
                                       periodic payments of $2,000 or more may be less than 3%,
                                       depending on the actual commission paid.
 -------------------------------------------------------------------------------------------------
 INSURANCE CHARGES
     Administrative Expenses                We deduct .25% of each premium deposit we receive to
                                       recover administrative expenses we incur, including
                                       salaries, rent, postage, telephone and office equipment,
                                       printing, travel, legal, actuarial and accounting fees.
                                            We also charge an additional $.50 administrative
                                       charge against each premium deposit (for the processing of each premium payment received for each plan participant)
                                       and a one-time certificate issuance fee of $15 (which is
                                       applied toward the expense of setting up each new
                                       administrative record). We will not increase the additional
                                       $.50 administrative charge until your premium deposits
                                       equal twice the amount of premium deposits made during your first year of participation. We may increase the deduction on premium deposits in excess of such amount when our labor costs exceed the expenses associated with the technology
                                       used to administer our products and services.
     Minimum Death Benefit                  A deduction of .75% of each premium deposit is made to
                                       cover our costs associated with the minimum death payment.
                                       This deduction is not applicable after you reach age 65.
     Mortality and Expense Risk             We assume the risk that the actuarial estimate of
                                       mortality rates among variable annuitants may be erroneous and the reserves based on such estimate will not be
                                       sufficient to meet annuity payment obligations. In other
                                       words, we assume the risk that participants will live
                                       longer than we expect and that we will not have enough
                                       money to pay all of the annuity payments we are obligated
                                       to pay. We receive .96025% on an annual basis (.0026308%
                                       for each one-day valuation period) of average account value for mortality and expense risks assumed. Of this amount,
                                       .85% is for mortality risks and .11025% is for expense
                                       risks.
 -------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------
 TAXES
     Premium Taxes                          Some states and other governmental entities, such as
                                       municipalities, charge premium or similar taxes. We are
                                       responsible for paying these taxes and will deduct the
                                       amount of taxes paid on your behalf from the value of your participant account. Some taxes are due when premium
                                       deposits are made; others are due when annuity payments
                                       begin. Currently, we pay any premium taxes when they become payable to the states. Premium taxes presently range from
                                       0% to 4%, depending on the state.
     Income Taxes                           We will deduct from each contract any income taxes
                                       which it may incur because of the contract. Currently, we
                                       are not making any such deductions.
 -------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------
 DUAL STRATEGY FUND EXPENSES                Dual Strategy Fund pays us, its investment adviser, an
                                       annual management and investment advisory fee of .50% of
                                       the value of the average daily net assets of Dual Strategy
                                       Fund.
                                            Deductions are taken from, and expenses paid out of,
                                       the assets of Dual Strategy Fund. Because Separate Account
                                       A purchases shares of Dual Strategy Fund, the net assets of
                                       Separate Account A will reflect the investment advisory fee and portfolio expenses incurred by Dual Strategy Fund. You should read the attached prospectus for Dual Strategy Fund for information about such deductions
 -------------------------------------------------------------------------------------------------

                                  WITHDRAWALS

     You may withdraw cash from the annuity by redeeming all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of premium deposits. We do not charge any administrative fees for withdrawals.

     If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account. After full redemption and cancellation of a participant's account, no further premium deposits may be made on behalf of the participant without our consent.

     A participant's request for redemption should be submitted to us in writing, with the signature of the person in whose name the participant account is registered, signed exactly as the name appears on our register. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

     Payments for accumulation units redeemed are made within three business days after we receive a properly tendered request. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

     - an emergency exists as a result of which disposal by Dual Strategy Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for Dual Strategy Fund to determine the value of its net assets; or

     - for such other periods as the SEC may by order permit for the protection of participants.

     Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals, as explained below under "Federal Tax Matters."

                                 DEATH BENEFIT

     In the event of a participant's death before receipt of annuity payments, death proceeds are payable to the person's named beneficiary in an amount equal to:

     - the value of the participant's account as of the valuation date (the date on which we have received both written notice of death and the beneficiary's written instructions), or

     - if greater, and if the participant's death occurs before age 65, 100% of the total premium deposits made by the participant, less any redemptions.

Payments normally are made within seven days of receipt of notice.

     If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:

     - the participant's beneficiary, or

     - the participant's estate, if no beneficiary survives.

Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.

     A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments. Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:

     - take a total distribution within five years of the death of the participant, or

     - within one year of the participant's death, begin receiving annuity payments under an annuity option for a period not to exceed the expected lifetime of the beneficiary.

                                  PERFORMANCE

     Separate Account A may from time to time advertise performance in sales literature, advertisements and reports to contract owners. Performance will be calculated on the basis of total return and average annual total return for one, five and ten year periods, assuming an initial investment of $1,000, the deduction of all sales charges and other expenses from investment results and the reinvestment of dividends and distributions during the period. Total return is calculated by subtracting the initial investment from the ending value for a specified period, dividing the difference by the initial investment and converting the quotient to a percentage. Average annual total return is calculated pursuant to a standardized formula and is expressed as a percentage rate which, if applied on a compounded annual basis to the original investment, would result in the value of the investment at the end of the period. Performance calculations do not reflect the deduction of any premium taxes.

     ANY PAST PERFORMANCE RESULTS ARE NOT AN INDICATION OF FUTURE RESULTS. ADDITIONAL INFORMATION REGARDING SEPARATE ACCOUNT A'S PERFORMANCE IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                              FEDERAL TAX MATTERS

     THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES UNDER THE CONTRACTS IS NOT EXHAUSTIVE, AND SPECIAL RULES MAY APPLY TO SITUATIONS NOT DISCUSSED HERE. FOR FURTHER INFORMATION, CONSULT A QUALIFIED TAX ADVISER BEFORE ESTABLISHING ANY RETIREMENT PROGRAM. THIS DESCRIPTION IS NOT INTENDED AS TAX ADVICE. WE HAVE INCLUDED ADDITIONAL INFORMATION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

GENERAL

     Annuity contracts are a means of setting aside money for future needs -- usually retirement. Congress has recognized how important saving for retirement is and provided special rules in the Internal Revenue Code of 1986, as amended, for annuities. Basically, these rules provide that you will not be taxed on the money you contribute under your contract and/or the earnings on your contributions until you receive a distribution from your contract. There are different rules regarding how you will be taxed depending upon how you take money out of your contract.

TAXES PAYABLE BY PARTICIPANTS AND ANNUITANTS

     The contracts offered by this prospectus are used with retirement programs which receive favorable tax-deferred treatment under federal income tax law. Increases in the value of a participant's account are not subject to income tax until annuity payments commence, at which time the amount of each payment is considered as ordinary income.

     Annuity payments and other amounts received under all contracts generally are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments and other amounts received under all contracts may be subject to state income tax withholding requirements.

SECTION 403(b) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

     Premium Deposits. Under Section 403(b) of the Internal Revenue Code, payments made by tax-exempt organizations meeting the requirements of Section 501(c)(3) of the code and public educational institutions to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate premium deposits do not exceed the limitations prescribed by Section 402(g), Section 403(b)(2) and Section 415 of the code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under Section 403(b) are generally limited to $15,000 per year (as adjusted from time to time by the Internal Revenue Service). Additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the individual's "exclusion allowance." An employee's exclusion allowance for a taxable year is equal to 20% of includible compensation times years of service, minus amounts previously contributed by the employer for annuity contracts and excludable from the employee's gross income. In addition, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) reaching age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions are limited to the amount of salary reduction contributions, not including any earnings).

     Distributions from a Section 403(b) annuity contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Internal Revenue Code. Distributions received before the recipient reaches age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the participant (or the joint lives (or joint life expectancy) of the participant and beneficiary), and
(5) distributions not in excess of tax deductible medical expenses.

     Required Distributions. Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the participant reaches age 70 1/2 or the calendar year in which the participant retires. Such distributions must be made over a period that does not exceed the life expectancy of the participant (or the joint life expectancy of the participant and beneficiary). If a participant dies prior to the commencement of annuity payments, the amount accumulated under the account must be distributed within five years or, if distributions to a beneficiary designated under the account start within one year of the participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the designated beneficiary is the participant's surviving spouse, the beneficiary must commence receiving benefits on or before the later of the end of the calendar year in which the deceased spouse would have reached age
70 1/2 or the end of the calendar year following the year in which the participant died. If the participant has started receiving annuity distributions prior to his or her death, distributions must continue at least as rapidly as under the method in effect at the date of death. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances. In addition, Section 403(b)(8) of the code permits tax-free rollovers from Section 403(b) programs to IRAs or other Section 403(b) programs under certain circumstances. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 403(b) program is subject to 20% federal income tax withholding unless the participant elects a direct rollover of such distribution to an IRA or other Section 403(b) program.

SECTIONS 401(a), 401(k) AND 403(a) QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

     Premium Deposits. Premium deposits made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under
Section 401(a) or Section 403(a) of the code are excluded from the gross income of the employee for federal income tax purposes. Payments made by an employee generally are made on an after-tax basis, unless they are made on a pre-tax basis by reason of Sections 401(k) or 414(h) of the Code.

     Taxation of Distributions. Distributions from contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the contract"). If a distribution is made in the form of an annuity, a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is allocable to the taxpayer's after-tax contributions to the plan. In general, the excludable amount is determined by dividing the after-tax contributions (basis) by the anticipated number of payments to be made under the contract. For most individuals receiving lump sum distributions after reaching age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who reach age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who reached age 50 by January 1, 1986 may elect capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received from an account under a qualified plan prior to reaching of age 59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to
Section 403 (b) annuities.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuities.

     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under Sections 401(a) or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a) or 403(a) plan is subject to 20% federal income tax withholding unless the participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan.

INDIVIDUAL RETIREMENT ANNUITIES (IRAS)

  Traditional IRAs

     Premium Deposits. Federal tax laws limit the extent to which individuals may make tax-deductible contributions for traditional IRA contracts. Deductible contributions equal to the lesser of $2,000 or 100% of compensation are permitted only for an individual who (i) is not (and whose spouse is not) an active participant in another retirement plan; (ii) is an active participant in another retirement plan, but is unmarried and has adjusted gross income in 2000 of $32,000 or less; (iii) is an active participant in another retirement plan, but is married and has adjusted gross income in 2000 of $52,000 or less; or (iv) is not an active participant in another retirement plan, but his or her spouse is an active participant in another retirement plan and has adjusted gross income of $150,000 or less. Such individuals may also establish an IRA for a spouse during the tax year if the combined compensation of both spouses is at least equal to the contributed amount. An individual who is an active participant in another retirement plan and whose adjusted gross income exceeds the cut-off point (for 2000, $32,000 if unmarried and $52,000 if married) by less than $10,000 is entitled to make deductible IRA contributions in proportionately reduced amounts.

     An individual may make non-deductible IRA contributions to the extent of the excess of (i) the lesser of $2,000 or 100% of compensation over (ii) the IRA deduction limit with respect to the individual.

     Taxation of Distributions. Distributions from IRA contracts are taxed as ordinary income to the recipient except to the extent allocable to the recipient's after-tax contributions (which constitute "investment in the contract"). If a distribution is made in the form of an annuity, the rules for determining the taxable portion of a distribution are similar to the rules described with respect to pension, profit-sharing, and annuity plans. In addition, a 10% penalty tax will be imposed on taxable distributions received before the year in which the recipient reaches age 59 1/2, except that distributions made on account of death, disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the participant (or the joint lives (or joint life expectancies) of the participant and beneficiary) are not subject to the penalty tax. In addition, early withdrawals for the purchase of a home by a first-time home buyer (subject to a $10,000 lifetime limit) or for the payment of qualified higher education expenses or medical insurance (in limited circumstances) are not subject to the penalty tax.

     Required Distributions. The minimum distribution requirements for IRA contracts are generally the same as described with respect to Section 403(b) annuities, except that no amounts are exempted from the minimum distribution requirements and in all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2.

     Tax-Free Rollovers. Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing or annuity plan, or a Section 403(b) annuity contract to an IRA contract under certain conditions. Amounts accumulated under such a rollover IRA may subsequently be rolled over on a tax-free basis to another such plan or Section 403(b) annuity contract. In addition, a tax-free rollover maybe made from one IRA to another, provided that not more than one such rollover may be made during any twelve-month period. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.

  Roth IRAs

     Premium Deposits. The "Roth IRA" permits individuals to make non-deductible contributions and, if specific requirements are met, receive distributions that are tax free. The Roth IRA is an individual retirement account and is treated in the same manner as a regular IRA with certain exceptions. An individual can make an annual non-deductible contribution to a Roth IRA up to the lesser of $2,000 or 100% of the individual's annual compensation minus the aggregate amount of contributions for the tax year to all other IRAs maintained for the benefit of that individual. Unlike a traditional IRA, active participation in an employer's qualified plan does not reduce the amount that an individual can contribute to a Roth IRA. The contribution that can be made to a Roth IRA is phased out for individuals with adjusted gross income of between $95,000 and $110,000, and for joint filers with combined adjusted gross income of between $150,000 and $160,000.

     Taxation of Distributions. Distributions from a Roth IRA are not includible in income if the contribution to which the distribution relates is a "qualified distribution." A "qualified distribution" is a distribution which is made on or after the recipient becomes age 59 1/2, on account of death or disability or for a qualified first-time home buyer expense. A distribution is not considered to be a "qualified distribution" if it is made within the five-year period beginning with the first tax year for which the individual made a contribution to a Roth IRA. A distribution is also not a "qualified distribution" for payments properly allocable to a "qualified rollover contribution" from a regular IRA if it is made within the five-year period beginning with the first tax year in which the rollover contribution was made. Non-qualifying distributions from a Roth IRA are includible in income to the extent of earnings on contributions. Distributions that are attributable to contributions to a Roth IRA are received tax free, since these contributions were nondeductible.

     Required Distributions. Roth IRAs are not subject to minimum distribution rules before death.

     Tax-Free Rollovers. A tax-free rollover may be made to a Roth IRA from (a) another Roth IRA or (b) a regular IRA that meets the requirements for the exclusion of a rollover under Section 408(d)(3) of the Internal Revenue Code if the taxpayer has adjusted gross income of not more than $100,000 and, if married, does not file a separate return.

  Simplified Employee Pension Plans

     Premium Deposits. Under Section 408(k) of the code, employers may establish a type of IRA plan referred to as a simplified employee pension plan ("SEP"). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $30,000 or 15% of an employee's compensation.

     Salary Reduction SEPs. Federal tax law allows employees of certain small employers to have contributions made to the SEP on their behalf on a salary reduction basis. These salary reduction contributions may not exceed $7,000 indexed for inflation. Employees of tax-exempt organizations are not eligible for this type of SEP. Additionally, only certain small employers who have SEPs that permitted salary reduction contributions on December 31, 1996 may continue to allow salary reduction contributions.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as regular IRA distributions.

     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to traditional IRAs.

     Tax-Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months.

DIVERSIFICATION

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. American Fidelity believes that Dual Strategy Fund is being managed so as to comply with the requirements.

DISTRIBUTION

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity, acts as the distributor of the contracts.

                               LEGAL PROCEEDINGS

     There are no material pending legal proceedings affecting Separate Account A, Dual Strategy Fund, American Fidelity or American Fidelity Securities, Inc.

                              FINANCIAL STATEMENTS


     The financial statements of Separate Account A and of American Fidelity are included in the Statement of Additional Information.


                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
General Information and History.............................     2
Performance Information.....................................     2
Annuity Payments............................................     2
Federal Income Tax Considerations...........................     4
Underwriter.................................................     8
Custodian and Independent Accountants.......................     8
Legal Matters...............................................     8
Financial Statements........................................     8

------------------------------------   ---------------
------------------------------------   PLACE
------------------------------------   STAMP
                                       HERE
                                       ---------------

                      American Fidelity Assurance Company
                      P.O. Box 25523
                      Oklahoma City, OK 73125-0523

                      Attention: Annuity Services Department

Please send me the Statement of Additional Information for the following:

[ ]  AFPrime Growth Variable Annuity
[ ]  American Fidelity Dual Strategy Fund, Inc.

Name
          ------------------------------------------------------------
          (please print)

Address
          ------------------------------------------------------------
          (please print)

          ------------------------------------------------------------
          (please print)

          ------------------------------------------------------------
          (please print)

                            AFPR1ME
                              GROWTH
                                    Variable Annuity(TM)

                                   ISSUED BY

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                                      AND

                      AMERICAN FIDELITY ASSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2000

This Statement of Additional Information is not a prospectus. You should read this document in conjunction with the Prospectus dated May 1, 2000 relating to the AFPR1ME GROWTH Variable Annuity(TM).

The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

        write to us at:                   call us at:                    e-mail us at:
        P.O. Box 25523                  (800) 662-1106               va.help@af-group.com
 Oklahoma City, OK 73125-0523

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information and History.............................    2

Performance Information.....................................    2

Annuity Payments............................................    2

Federal Income Tax Considerations...........................    4

Underwriter.................................................    8

Custodian and Independent Accountants.......................    8

Legal Matters...............................................    8

Financial Statements........................................    8

                        GENERAL INFORMATION AND HISTORY

      American Fidelity Assurance Company ("Company") was organized in the State of Oklahoma in 1960 and during its existence has never changed its name. Neither the sales of variable annuity contracts nor the sales of any other insurance product by the Company have ever been suspended by any state where the Company has done or is presently doing business. American Fidelity Separate Account A is offering the AFPR1ME GROWTH Variable Annuity (TM) to employers and self-employed individuals for use in qualified retirement plans.


     The Company is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises, A Limited Partnership.

                            PERFORMANCE INFORMATION

     American Fidelity Separate Account A's average annual total returns for the one, five and ten year periods ended December 31, 1999 were 10.84%, 24.28% and 15.26%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: ERV = P(1 + T)**n (where "**n" means to the nth power). Average annual total returns are calculated after deduction of all applicable fees and expenses.


     American Fidelity Separate Account A's total returns for the one, five and ten year time periods ended December 31, 1999 were 10.84%, 196.54% and 313.97%, respectively. Total return is measured by comparing the investment return at the end of a specified period to the initial investment. To calculate total return, an initial $1,000.00 investment is multiplied by 96% (which gives effect to the 3.00% sales charge, 0.25% administrative fee and 0.75% minimum death benefit expense). The product is then reduced by the $0.50 per payment expense and the one-time contract certificate fee of $15. The resulting amount is divided by the Accumulation Unit value at the beginning of the period in order to determine the initial number of Accumulation Units purchased. The number of Accumulation Units purchased is multiplied by the Accumulation Unit value as of the end of the period in order to determine the ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. Total return may be calculated for one, five and ten year periods and for other time periods.


     Returns for periods prior to Separate Account A's reorganization on January 1, 1999 reflect the investment performance of American Fidelity Variable Annuity Fund A. For periods subsequent to 1998, Separate Account A reports its performance as a unit investment trust investing in Dual Strategy Fund. Performance will fluctuate over time, and any past performance results are not an indication of future results.

     The following assumptions are reflected in computations of average annual total returns and in calculating total return: (1) reinvestment of dividends and other distributions, (2) a complete redemption at the end of any period illustrated and (3) no deduction for premium taxes.

                                ANNUITY PAYMENTS

VARIABLE ANNUITY PAYMENTS

     A Participant may elect a variable annuity payout. Variable Annuity Payments reflect the investment performance of Dual Strategy Fund during the Annuity Period. Variable Annuity Payments are not guaranteed as to dollar amounts.

     The Company will determine the first Annuity Payment by using the 4.5% annuity table in the Contract. It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a Participant Account after deducting any applicable premium taxes.

     The value of a Participant Account is determined by multiplying the Participant's Accumulation Units by the Accumulation Unit value on the fourteenth day before the first Annuity Payment. The first Annuity Payment varies according to the Annuity Option selected and the Participant's age.

     The Company will determine the number of Annuity Units payable for each payment by dividing the dollar amount of the first Annuity Payment by the Annuity Unit value on the Annuity Date. This sets the number of Annuity Units. The number of Annuity Units payable remains the same unless a Participant transfers a portion of the annuity benefit to a fixed annuity. The dollar amount is not fixed and will change from month to month.

     The dollar amount of Annuity Payments after the first payment is determined by multiplying the fixed number of Annuity Units per payment by the Annuity Unit value on the fourteenth calendar day preceding the payment date. The result is the dollar amount of the payment.

ANNUITY UNIT

     The value of an Annuity Unit is determined by multiplying the value of an Annuity Unit for the immediately preceding period by the product of

     1. the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and

     2. .9998794.

VARIABLE ANNUITY FORMULAS

     The following formulas summarize the Annuity Payment calculations described above:

                                                Dollar Amount of First Monthly Payment
Number of Variable Annuity Units    =    -----------------------------------------------------
                                         Variable Annuity Unit Value on Date of First Payment

                   Value of Annuity                           Net Investment Factor
Annuity       =    Unit on Preceding    X    .9998794    X    for 14th Day Preceding
Unit Value         Valuation Date                             Current Valuation Date

Dollar Amount
of Second and              Number of             Annuity Unit Value
Subsequent Annuity    =    Annuity Units    X    for Period in Which
Payments                   Per Payment           Payment is Due

FIXED ANNUITY PAYMENTS

     The dollar amount of each fixed Annuity Payment will be at least as great as that determined in accordance with the 4% annuity table in the Contract. The fixed annuity provides a 4% annual guaranteed interest rate on all Annuity Options. The Company may pay or credit excess interest on a fixed annuity at its discretion.

                       FEDERAL INCOME TAX CONSIDERATIONS

Note: The following description is based upon the Company's understanding of current federal income tax law applicable to tax-qualified annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "Annuity Contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. A Participant is not taxed on increases in the value of his or her Participant Account until distribution occurs, either in the form of a lump sum payment or as Annuity Payments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the Participant's cost basis, which may be zero. The taxable portion of a lump sum payment is taxed at ordinary income tax rates.

     For Annuity Payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. For traditional IRA Contracts and SEP and salary reduction SEP Contracts, the exclusion amount for payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the Participant's cost basis (adjusted for any period certain or refund feature) bears to the expected return under the Contract. For traditional IRA Contracts and SEP and salary reduction SEP Contracts, the exclusion amount for payments based on a variable annuity option is determined by dividing the Participant's cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the Participant's investment has been recovered (i.e., when the total of the excludable amounts equal the Participant's investment) are fully taxable. The taxable portion is taxed at ordinary income rates. For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities ("Qualified Plans"), the exclusion amount is generally determined by dividing the cost-basis of the Contract by the anticipated number of payments to be made under the Contract. Participants, Annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, Separate Account A is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Participant with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;
(2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that Dual Strategy Fund will be managed in such a manner as to comply with these diversification requirements.

MULTIPLE IRA CONTRACTS

     For purposes of applying Section 72 of the Code to Contracts issued pursuant to IRAs, SEPs and salary reduction SEPs ("IRA Contracts"), all IRA Contracts are treated as one Contract and all distributions during a taxable year are treated as one distribution.

TAX TREATMENT OF ASSIGNMENTS

     Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract may be a taxable event. The Owner of a Contract should consult competent tax advisers before assigning or pledging the Contract.

INCOME TAX WITHHOLDING

     All distributions or the portion thereof which is includible in the gross income of the Participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Effective January 1, 1993, certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or (b) distributions which are required minimum distributions; or (c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

QUALIFIED PLANS

     The Contracts offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans and IRAs. Because of the minimum Premium Deposit requirements, the Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan or IRA varies with the type of plan and terms and conditions of each specific plan. Participants, Annuitants and beneficiaries are cautioned that benefits under a Qualified Plan or IRA may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Participants, Annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. The Prospectus, under "Federal Tax Matters," describes the types of qualified plans with which the Contract may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to participating in a Contract issued under a qualified plan.

     Contracts issued pursuant to qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this Statement of Additional Information. Generally, Contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.

TAX TREATMENT OF WITHDRAWALS

     Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a Qualified Plan issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.

     Special Rules for Distributions that are Rolled Over. Special rules apply to a distribution from a Contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over in accordance with the provisions of the Code. These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 days of receipt:

     - To a traditional IRA under Section 408 of the Code.

     - To another, similar Qualified Plan.

     These special rules only apply to distributions that qualify as "eligible rollover distributions" under the Code. In general, a distribution from a Qualified Plan Contract will be an eligible rollover distribution except to the extent:

     - It represents the return of "after-tax" contributions or is not otherwise includable in income.

     - It is part of a series of payments made for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary under the plan or for a period of more than ten years.

     - It is a required minimum distribution under Section 401(a)(9) of the Code as described below.

     - It is made from a Qualified Plan by reason of a hardship.

     The administrator of the applicable Qualified Plan should provide additional information about these rollover tax rules when a distribution is made.

     Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract or IRA Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer's "after-tax" contributions to the Contract (and any other cost basis in the Contract). To the extent the payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be included in full in income.

     Penalty Tax on Withdrawals. Generally, there is a penalty tax equal to 10% of the portion of any payment from a Qualified Plan Contract or IRA Contract that is included in income. This 10% penalty will not apply if the distribution meets certain conditions. Some of the distributions that are excepted from the 10% penalty are listed below:

     - A distribution that is made on or after the date the taxpayer reaches age 59 1/2.

     - A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account.

     - A distribution that is made on or after the death of the taxpayer.

     - A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code).

     - A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the Qualified Contract (and, with respect to Qualified Plan Contracts, which begin after the taxpayer separates from service with the employer maintaining the plan).

     - A distribution that is made to the taxpayer by reason of separation from service with the employer of the applicable plan during or after the calendar year in which the taxpayer reaches age 55.

     - A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions).

     - A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to IRA Contracts).

     - Distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the taxpayer and his or her spouse and dependents if the taxpayer has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the taxpayer has been reemployed for at least 60 days).

     - Distributions from an IRA Contract made to the taxpayer to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the taxpayer for the taxable year.

     - Distributions from an IRA Contract made to the taxpayer which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

     Required Distributions. Distributions from a Contract issued pursuant to a Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code. Such rules are summarized below:

     - Required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age
       70 1/2.

     - If the Contract is issued pursuant to a Qualified Plan and the taxpayer does not own more than 5% of the employer maintaining the plan, the required distributions generally do not have to start until April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70 1/2 or the calendar year in which the taxpayer terminates employment with the employer.

     - When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.

     In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer's death. The applicable plan documents will contain such rules.

WITHDRAWAL LIMITATIONS

     Contracts issued pursuant to 401(k) Qualified Plans and 403(b) tax-deferred annuities are subject to limitations on when amounts may be distributed. The Prospectus, under "Federal Tax Matters," describes the applicable limitations.

                                  UNDERWRITER

     The Contracts are offered on a continuous basis by the Company's wholly owned subsidiary, American Fidelity Securities, Inc. ("AFS"), 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. AFS may also serve as an underwriter and distributor of other separate accounts of the Company. The aggregate underwriting commissions paid to and retained by AFS for 1997, 1998, and 1999 were $449,200, $600,700 and $655,000, respectively.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is David R. Carpenter, Senior Vice President and Treasurer, American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     The financial statements of American Fidelity Separate Account A included in this Statement of Additional Information have been audited by KPMG LLP, independent auditors, as set forth in its report appearing below. KPMG LLP's address is 700 Oklahoma Tower, Oklahoma City, Oklahoma 73102.

                                 LEGAL MATTERS

     McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the Contracts.

                              FINANCIAL STATEMENTS

     Following are the financial statements of Separate Account A and the Company. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in Separate Account A.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
American Fidelity Assurance Company:


We have audited the accompanying statements of assets and liabilities of American Fidelity Separate Account A (Account A) as of December 31, 1999 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Account A's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1999 were verified by examination of the underlying portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of American Fidelity Separate Account A as of December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.




                                                       /s/ KPMG LLP







January 17, 2000

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                       Statement of Assets and Liabilities

                               December 31, 1999


Investments, at fair value:
    American Fidelity Dual Strategy Fund, Inc. shares (cost $193,408,717)     $227,984,913
                                                                              ------------
          Total assets                                                         227,984,913
Total liabilities                                                                    5,967
                                                                              ------------
    Net assets                                                                $227,978,946
                                                                              ============
    Accumulation units outstanding                                               7,984,733
                                                                              ============
    Net asset value per unit                                                  $    28.5519
                                                                              ============


See accompanying notes to financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                             Statement of Operations

                          Year ended December 31, 1999


Investment loss:
    Investment income distributions
       from underlying mutual fund                           $          --
    Mortality and expense charges (note 2)                       1,963,174
                                                             -------------
                     Net investment loss                        (1,963,174)
                                                             -------------

Realized gains on investments:
    Realized gains (losses) distributions
       from underlying mutual fund                                      --
    Proceeds from sales                                        185,163,848
    Cost of investments sold                                   108,948,635
                                                             -------------
                     Net realized gains                         76,215,213
                                                             -------------

Unrealized appreciation on investments:
       Beginning of year                                        75,909,629
       End of year                                              34,576,196
                                                             -------------
                     Decrease in unrealized
                        appreciation                           (41,333,433)
                                                             -------------

                     Net increase in net
                        assets resulting from operations     $  32,918,606
                                                             =============


See accompanying notes to financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                       Statements of Changes in Net Assets

                     Years ended December 31, 1999 and 1998


                                                                  1999               1998
                                                             -------------      -------------
Increase in net assets from operations:
    Net investment income (loss)                             $  (1,963,174)           168,897
    Net realized gains on investments                           76,215,213         10,959,470
    Increase (decrease) in unrealized appreciation
       on investments                                          (41,333,433)        24,642,892
                                                             -------------      -------------
                     Net increase in net
                        assets resulting from operations        32,918,606         35,771,259
                                                             -------------      -------------

Changes from principal transactions:
    Net purchase payments received (notes 2 and 3)              28,997,718         27,107,727
    Withdrawal of funds (note 3)                               (18,485,827)       (15,421,088)
                                                             -------------      -------------
                     Increase in net assets derived from
                        principal transactions                  10,511,891         11,686,639
                                                             -------------      -------------

Increase in net assets                                          43,430,497         47,457,898

Net assets:
       Beginning of year                                       184,548,449        137,090,551
                                                             -------------      -------------
       End of year                                           $ 227,978,946        184,548,449
                                                             =============      =============


See accompanying notes to financial statements.

                    AMERICAN FIDELITY SEPARATE ACCOUNT A

                            Financial Highlights


                                                                        PER ACCUMULATION UNIT INCOME AND CAPITAL CHARGES
                                                            ----------------------------------------------------------------------
                                                                                   YEARS ENDED DECEMBER 31
                                                            ----------------------------------------------------------------------
                                                                1999         1998          1997            1996           1995
                                                            -----------   -----------   ------------   ------------   ------------
Investment income and expenses:
    Investment income *                                     $    0.0000   $    0.3370   $     0.3284   $     0.2817   $     0.2163
    Operating expenses *                                         0.2514        0.3141         0.2576         0.1882         0.1364
                                                            -----------   -----------   ------------   ------------   ------------

                Net investment income (loss)                    (0.2514)       0.0229         0.0708         0.0935         0.0799

Capital changes:
    Net realized and unrealized gains from securities            4.4704        4.8468         4.0535         3.0468         3.0251
                                                            -----------   -----------   ------------   ------------   ------------

    Net increase in accumulation unit value                      4.2190        4.8697         4.1243         3.1403         3.1050
                                                            -----------   -----------   ------------   ------------   ------------
    Accumulation unit value, beginning of period                24.3329       19.4632        15.3389        12.1986         9.0936
                                                            -----------   -----------   ------------   ------------   ------------

    Accumulation unit value, end of period                  $   28.5519   $   24.3329   $    19.4632   $    15.3389   $    12.1986
                                                            ===========   ===========   ============   ============   ============

Number of accumulation units outstanding, end of period       7,984,733     7,584,332      7,043,575      6,443,056      5,996,795
                                                            ===========   ===========   ============   ============   ============


See accompanying notes to financial statements.



* As discussed in note 1, effective January 1, 1999, Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund. Prior to January 1, 1999, the investment income of the portfolio and investment management expenses of the portfolio were reflected in Account A's financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                          Notes to Financial Statements

                                December 31, 1999


(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    GENERAL

              American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund, Inc. (the Fund) in exchange for shares of the Fund. There was no impact on the net assets or net asset value per unit as a result of the transfer.

       (b)    INVESTMENTS

              Account A's investment objectives are primarily long-term growth of capital and secondarily the production of income. Investments are made in the portfolio of the Fund and are valued at the reported net asset values of such portfolio, which values its investment securities at fair value.

              Transactions are recorded on a trade date basis by the Fund. Income from dividends, and gains from realized gain distributions, are recorded on the distribution date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

       (c)    INCOME TAXES

              Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. Account A's net increase in net assets from operations is not expected to result in taxable income under present regulations. Account A will not be taxed as a "regulated investment company" under Subchapter "M" of the Internal Revenue Code.

       (d)    ANNUITY RESERVES

              Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from zero to 5 percent as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses Account A. At December 31, 1999, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at December 31, 1999.

       (e)    USE OF ESTIMATES

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of


                                       14                            (Continued)
              the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)    VARIABLE ANNUITY CONTRACTS

       AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to .0026308% of the Account A's daily net assets (.96025% per annum). All such fees were paid to AFA.

       Net purchase payments received represent gross payments less deductions of $1,092,046 and $1,021,967 for the years ended December 31, 1999 and 1998, respectively. The deductions are comprised of sales charges (3.25% of purchase payments), minimum death benefits (.75% of purchase payments), administrative charges ($.500 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA.

       During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units, less applicable withdrawal charges.

(3)    UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

       Transactions in units for the year ended December 31, 1999 were as follows:

       Accumulation units:
           Outstanding, beginning of year                        7,584,332
           Increase for payments received                        1,107,855
           Decrease for withdrawal of funds                        707,454
                                                                 ---------

           Outstanding, end of year                              7,984,733
                                                                 =========

(4)    YEAR 2000 RISKS (UNAUDITED)

       Like other variable annuity funds, financial and business organizations and individuals around the world, Account A could be adversely affected if the computer systems used by AFA and Account A's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." AFA has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date-related fields in AFA's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside AFA must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Conversion efforts were complete at December 31, 1999. AFA and Account A have not experienced any significant difficulties to-date relating to Year 2000 issues, and management does not expect Year 2000 issues to have a significant impact on AFA's or Account A's operations subsequent to December 31, 1999.

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
American Fidelity Assurance Company:


We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.

Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


                                             /s/ KPMG LLP


March 14, 2000

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                           Consolidated Balance Sheets

                           December 31, 1999 and 1998
                    (in thousands, except per share amounts)


                     ASSETS                                        1999            1998
                                                               ------------   ------------
Investments:
    Fixed maturities held-to-maturity, at amortized cost
       (fair value $222,215 in 1998)                           $         --        211,622
    Fixed maturities available-for-sale, at fair value
       (amortized cost of $942,689 and $691,835
       in 1999 and 1998, respectively)                              912,589        720,221
    Equity securities, at fair value:
       Preferred stock (cost $725)                                      703             --
       Common stocks (cost $22,808 and $11,272 in
          1999 and 1998, respectively)                               25,047         13,317
    Mortgage loans on real estate, net                              145,507        133,440
    Investment real estate, at cost (less accumulated
       depreciation of $954 and $815 in 1999
       and 1998, respectively)                                        9,404         10,160
    Policy loans                                                     11,234         11,147
    Short-term and other investments                                 52,480         19,181
                                                               ------------   ------------
                                                                  1,156,964      1,119,088
                                                               ------------   ------------

Cash                                                                 16,158         17,245

Accrued investment income                                            15,185         15,523

Accounts receivable:
    Uncollected premiums                                             21,753         22,560
    Reinsurance receivable                                           79,087         61,201
    Other                                                             7,436          8,372
                                                               ------------   ------------
                                                                    108,276         92,133
                                                               ------------   ------------

Deferred policy acquisition costs                                   215,221        193,741

Other assets                                                          7,088          8,497

Separate account assets                                             242,952        188,721
                                                               ------------   ------------
          Total assets                                         $  1,761,844      1,634,948
                                                               ============   ============


See accompanying notes to consolidated financial statements.

       LIABILITIES AND STOCKHOLDER'S EQUITY                        1999            1998
                                                               ------------    ------------
Policy liabilities:
    Reserves for future policy benefits:
       Life and annuity                                        $    133,188         131,494
       Accident and health                                          185,338         164,067
    Unearned premiums                                                 3,866           3,363
    Benefits payable                                                 39,116          36,830
    Funds held under deposit administration contracts               564,028         577,301
    Other policy liabilities                                        102,298          96,666
                                                               ------------    ------------
                                                                  1,027,834       1,009,721
                                                               ------------    ------------

Other liabilities:
    Net deferred income tax liability                                49,120          63,155
    General expenses, taxes, licenses and fees payable
       and other liabilities                                         43,060          39,868
                                                               ------------    ------------
                                                                     92,180         103,023
                                                               ------------    ------------

Notes payable                                                       146,393          57,858

Separate account liabilities                                        242,952         188,721
                                                               ------------    ------------
          Total liabilities                                       1,509,359       1,359,323
                                                               ------------    ------------

Stockholder's equity:
    Common stock, par value $10 per share. 250,000
       shares authorized, issued and outstanding                      2,500           2,500
    Additional paid-in capital                                       23,244          23,244
    Accumulated other comprehensive income (loss)                   (18,129)         19,775
    Retained earnings                                               244,870         230,106
                                                               ------------    ------------
          Total stockholder's equity                                252,485         275,625


Commitments and contingencies (notes 9, 11 and 14)
                                                               ------------    ------------
          Total liabilities and stockholder's equity           $  1,761,844       1,634,948
                                                               ============    ============

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                        Consolidated Statements of Income

                  Years ended December 31, 1999, 1998, and 1997
                    (in thousands, except per share amounts)


                                                                           1999           1998           1997
                                                                       -----------    -----------    -----------
Revenues:
    Premiums:
      Life and annuity                                                 $    29,286         26,901         25,282
      Accident and health                                                  215,301        206,821        181,944
                                                                       -----------    -----------    -----------
                                                                           244,587        233,722        207,226

    Net investment income                                                   66,352         70,479         69,175
    Other                                                                   19,237         14,757         13,190
                                                                       -----------    -----------    -----------
        Total revenues                                                     330,176        318,958        289,591
                                                                       -----------    -----------    -----------

Benefits:
    Benefits paid or provided:
      Life and annuity                                                      25,875         18,790         18,045
      Accident and health                                                  123,551        116,908        105,594
    Interest credited to funded contracts                                   27,199         29,208         30,207
    Increase in reserves for future policy benefits:
      Life and annuity (net of (decrease) increase in
        reinsurance reserves ceded of $(783),
        $1,362, and $55 in 1999, 1998, and 1997, respectively)               2,477          1,179          2,788
      Accident and health (net of increase in
        reinsurance reserves ceded of $16,583, $9,316,
        and $9,838 in 1999, 1998, and 1997, respectively)                    6,264         13,588         10,250
                                                                       -----------    -----------    -----------
                                                                           185,366        179,673        166,884
                                                                       -----------    -----------    -----------
Expenses:
    Selling costs                                                           71,258         64,931         56,835
    Other operating, administrative and general expenses                    52,442         49,258         43,241
    Taxes, other than federal income taxes, and licenses
      and fees                                                               8,561          7,644          7,251
    Increase in deferred policy acquisition costs                          (21,480)       (16,004)       (15,240)
                                                                       -----------    -----------    -----------
                                                                           110,781        105,829         92,087
                                                                       -----------    -----------    -----------
        Total benefits and expenses                                        296,147        285,502        258,971
                                                                       -----------    -----------    -----------
        Income before income taxes                                          34,029         33,456         30,620
                                                                       -----------    -----------    -----------

Income taxes:
    Current                                                                  5,390         10,482          2,680
    Deferred                                                                 6,375            508          5,802
                                                                       -----------    -----------    -----------
                                                                            11,765         10,990          8,482
                                                                       -----------    -----------    -----------
        Net income                                                     $    22,264         22,466         22,138
                                                                       ===========    ===========    ===========
Basic net income per share                                             $     89.06          89.86          88.55
                                                                       ===========    ===========    ===========





See accompanying notes to consolidated financial statements.

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                 Consolidated Statements of Stockholder's Equity

                  Years ended December 31, 1999, 1998, and 1997
                                 (in thousands)



                                                                                                     ACCUMULATED
                                                                      ADDITIONAL                        OTHER           TOTAL
                                                        COMMON         PAID-IN        RETAINED      COMPREHENSIVE    STOCKHOLDER'S
                                                         STOCK         CAPITAL        EARNINGS      INCOME (LOSS)       EQUITY
                                                     ------------    ------------   ------------    -------------    -------------
Balance at December 31, 1996                         $      2,500          19,916        232,042            6,252          260,710
Comprehensive income:
    Net income                                                 --              --         22,138               --           22,138
    Net change in unrealized holding
      gain on investments available-
      for-sale, net of deferred taxes                          --              --             --            7,119            7,119
                                                                                                                     -------------
    Comprehensive income                                                                                                    29,257
Dividends                                                      --              --        (33,834)              --          (33,834)
Capital contribution                                           --           3,328             --               --            3,328
                                                     ------------    ------------   ------------    -------------    -------------
Balance at December 31, 1997                                2,500          23,244        220,346           13,371          259,461

Comprehensive income:
    Net income                                                 --              --         22,466               --           22,466
    Net change in unrealized holding
      gain on investments available-
      for-sale, net of deferred taxes                          --              --             --            6,404            6,404
                                                                                                                     -------------
    Comprehensive income                                                                                                    28,870
Dividends                                                      --              --        (12,706)              --          (12,706)
                                                     ------------    ------------   ------------    -------------    -------------
Balance at December 31, 1998                                2,500          23,244        230,106           19,775          275,625

Comprehensive income:
    Net income                                                 --              --         22,264               --           22,264
    Investments transferred to
      available-for-sale, net of
      deferred taxes                                           --              --             --            6,885            6,885
    Net change in unrealized holding
      gain (loss) on investments available-
      for-sale, net of deferred taxes                          --              --             --          (44,789)         (44,789)
                                                                                                                     -------------
    Comprehensive loss                                                                                                     (15,640)
Dividends                                                      --              --         (7,500)              --           (7,500)
                                                     ------------    ------------   ------------    -------------    -------------
Balance at December 31, 1999                         $      2,500          23,244        244,870          (18,129)         252,485
                                                     ============    ============   ============    =============    =============



See accompanying notes to consolidated financial statements.

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 1999, 1998, and 1997
                                 (in thousands)


                                                                             1999            1998             1997
                                                                         ------------    ------------    ------------
Cash flows from operating activities:
    Net income                                                           $     22,264          22,466          22,138
    Adjustments to reconcile net income to net cash
       provided by operating activities:
         Provision for depreciation on investment real estate                     142             212             653
         Accretion of discount on investments                                    (281)           (793)           (546)
         Realized losses (gains) on investments                                 1,683          (2,053)         (1,823)
         Increase in deferred policy acquisition costs                        (21,480)        (16,004)        (15,240)
         Decrease (increase) in accrued investment income                         338          (1,166)           (218)
         (Increase) decrease in accounts receivable                           (16,143)          1,189         (23,254)
         Increase in policy liabilities                                        26,643          32,450          27,694
         Increase in interest credited on deposit and
            other investment-type contracts                                    27,199          29,208          30,207
         Charges on deposit and other investment-type contracts                (7,276)         (3,255)         (2,878)
         Increase in general expenses, taxes, licenses and
            fees payable and other liabilities                                  3,192           3,769           2,656
         Deferred income taxes                                                  6,375             508           5,802
         Other                                                                  1,409          (2,737)            949
                                                                         ------------    ------------    ------------
              Total adjustments                                                21,801          41,328          24,002
                                                                         ------------    ------------    ------------
              Net cash provided by operating activities                        44,065          63,794          46,140
                                                                         ------------    ------------    ------------

Cashflows from investing activities: Sale, maturity or repayment of investments:
       Fixed maturities held-to-maturity                                           --          24,305          20,940
       Fixed maturities available-for-sale                                    186,806         122,675         133,727
       Equity securities                                                        6,930             160          11,673
       Mortgage loans on real estate                                           21,974          29,244          20,200
       Real estate                                                              2,350           3,244           9,221
    Net (increase) decrease in short-term and
       other investments                                                      (33,299)          1,589         (11,013)
    Purchase of investments:
       Fixed maturities held-to-maturity                                           --            (492)         (4,349)
       Fixed maturities available-for-sale                                   (227,892)       (191,017)       (211,464)
       Equity securities                                                      (18,746)           (409)        (19,489)
       Mortgage loans on real estate                                          (34,171)        (27,415)        (24,793)
       Real estate                                                             (1,599)         (3,263)         (1,403)
       Policy loans, net                                                          (87)         (2,479)           (309)
    Cash received upon assumption of reserves (note 12)                            --          18,747              --
                                                                         ------------    ------------    ------------
              Net cash used in investing activities                           (97,734)        (25,111)        (77,059)
                                                                         ------------    ------------    ------------




                                       21                            (Continued)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 1999, 1998, and 1997
                                 (in thousands)


                                                                                          1999            1998            1997
                                                                                      ------------    ------------    ------------
Cash flows from financing activities:
    Dividends paid to parent                                                          $     (7,500)        (12,706)        (14,156)
    Capital contribution from parent                                                            --              --           3,328
    Proceeds from notes payable                                                            240,208          25,000         109,775
    Repayment of notes payable                                                            (151,673)        (17,861)        (76,583)
    Deposits from deposit and other investment-type
       contracts                                                                            57,780          60,269          87,709
    Withdrawals from deposit and other investment-type
       contracts                                                                           (86,233)        (84,567)        (86,689)
                                                                                      ------------    ------------    ------------
            Net cash provided by (used in) financing activities                             52,582         (29,865)         23,384
                                                                                      ------------    ------------    ------------

Net (decrease) increase in cash                                                             (1,087)          8,818          (7,535)

Cash at beginning of year                                                                   17,245           8,427          15,962
                                                                                      ------------    ------------    ------------

Cash at end of year                                                                   $     16,158          17,245           8,427
                                                                                      ============    ============    ============

Supplemental disclosure of cash flow information: Cash paid during the year for:
       Interest on notes payable                                                      $      4,263           3,073           2,076
                                                                                      ============    ============    ============

       Federal income taxes                                                           $      4,400           6,600           4,800
                                                                                      ============    ============    ============

Supplemental disclosure of noncash investing activities:
    Change in unrealized holding gain on investments
       available-for-sale, net of deferred tax expense (benefit)
       of ($20,410), $3,449, and $3,840 in 1999, 1998, and
       1997, respectively                                                             $    (37,904)          6,404           7,119
                                                                                      ============    ============    ============



                                       22                            (Continued)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Year ended December 31, 1999, 1998, and 1997
                                 (in thousands)


                                                                            1999         1998         1997
                                                                         ----------   ----------   ----------
Supplemental disclosure of noncash financing activities:
    Amounts transferred to Parent through dividend of
       common stock of affiliated companies:

       Fixed maturities                                                  $       --           --        8,567
                                                                         ==========   ==========   ==========

       Real estate, net                                                  $       --           --        2,632
                                                                         ==========   ==========   ==========

       Short-term and other investments                                  $       --           --        3,006
                                                                         ==========   ==========   ==========

       Accounts receivable                                               $       --           --          732
                                                                         ==========   ==========   ==========

       Accrued investment income                                         $       --           --          109
                                                                         ==========   ==========   ==========

       Other assets                                                      $       --           --          241
                                                                         ==========   ==========   ==========

       Policy liabilities                                                $       --           --          378
                                                                         ==========   ==========   ==========

       Notes payable                                                     $       --           --        2,312
                                                                         ==========   ==========   ==========

       Deferred tax liability                                            $       --           --          683
                                                                         ==========   ==========   ==========

       Other liabilities                                                 $       --           --          682
                                                                         ==========   ==========   ==========

    Amounts transferred to Parent through dividend of common stock of non-affiliated companies:
          Common stock                                                   $       --           --        6,485
                                                                         ==========   ==========   ==========

          Deferred tax liability assumed by the Company                  $       --           --       (1,961)
                                                                         ==========   ==========   ==========




See accompanying notes to consolidated financial statements

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


(1)    SIGNIFICANT ACCOUNTING POLICIES

       (a)    BUSINESS

              American Fidelity Assurance Company (AFA or the Company) and subsidiaries provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

              AFA is licensed in 49 states and the District of Columbia with approximately 35% of direct premiums written in Oklahoma, Texas, and California. AFA is represented by approximately 245 salaried managers and agents, and over 7,200 brokers. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accidental death and dismemberment. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliance Division in developing products to meet special situations and focusing on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability.

              A significant portion of the Company's business consists of group and individual annuities. The Company's earnings related to these products are impacted by conditions in the overall interest rate environment.

       (b)    BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

              The consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (see note
              2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries, except where control is expected to be temporary. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

       (c)    USE OF ESTIMATES

              Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates. Principal estimates that could



                                       24                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997



              change in the future are the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

       (d)    INVESTMENTS

              Management determines the appropriate classification of investments at the time of purchase. If management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity, they are classified as held-to-maturity and carried at amortized cost. Investments to be held for indefinite periods of time and not intended to be held-to-maturity are classified as available-for-sale and carried at fair value. Fair values of investments available-for-sale are based on quoted market prices.

              The effects of any unrealized holding gains or losses on securities available-for-sale are reported as accumulated other comprehensive income, a separate component of stockholder's equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer.

              Fixed maturities held-to-maturity and short-term investments (bonds, notes, and redeemable preferred stocks) are reported at cost, adjusted for amortization of premium or accretion of discount because it is management's intent to hold these investments to maturity. Equity securities (common and nonredeemable preferred stocks) are reported at current fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investment in real estate is carried at cost less accumulated depreciation. Investment in real estate, excluding land, is depreciated on a straight-line basis using the estimated life of 39 years. Policy loans are reported at the unpaid balance.

              Realized gains or losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

              Because the Company's primary business is in the insurance industry, the Company holds a significant amount of assets that are matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

              The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term investments. The Company's portfolio does not include any fixed maturities that are low investment-grade and have a high-yield ("junk bonds"). The Company limits its risks by investing in fixed maturities and equity securities of rated companies; mortgage loans adequately collateralized by real estate; selective real estate supported by appraisals; and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States government.



                                       25                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


              The Company periodically reviews its investment portfolio to determine if allowances for possible losses are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, and other valuation information. While management believes that the allowances are adequate, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments to the allowance for losses based upon available information and judgments of the regulatory examiners at the time of their examination.

       (e)    RECOGNITION OF PREMIUM REVENUE AND COSTS

              Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits.

              Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

              Revenues from universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

       (f)    POLICY ACQUISITION COSTS

              The Company defers costs which vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium paying period of the policies based on the Company's experience. Deferred



                                       26                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


              policy acquisition costs are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable.

       (g)    POLICY LIABILITIES

              Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

              Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company's best estimate of the ultimate value, the actual results may vary from these values in either direction.

       (h)    REINSURANCE

              The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" (Statement 113). Statement 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

       (i)    INCOME TAXES

              Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

       (j)    EQUIPMENT

              Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of 3 to 10 years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs generally are expensed. The costs associated with internally developed software are generally capitalized. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated and any related gain or loss is included in income.



                                       27                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997



       (k)    SEPARATE ACCOUNTS

              The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account
              A). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund (the Fund), an open-end investment company sponsored by AFA, in exchange for shares of the Fund. Under Oklahoma law, the assets of Account A are segregated from the Company's assets, are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

              The Company also maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B). Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the twelve segregated sub-accounts are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

       (l)    BASIC NET INCOME PER SHARE

              Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 1999, 1998, and 1997, the weighted average number of shares outstanding was 250,000. There are no dilutive securities outstanding.

       (m)    RECLASSIFICATIONS

              Certain prior year amounts have been reclassified to be consistent with the current year presentation.

       (n)    COMPREHENSIVE INCOME

              The Company accounts for comprehensive income as prescribed by Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income (loss) consists of net income and net unrealized gains (losses) on securities available-for-sale and is presented in the consolidated statements of stockholder's equity. SFAS No. 130 requires only additional disclosures in the consolidated financial statements; it does not affect the Company's financial position or results of operations.

       (o)    NEW ACCOUNTING PRONOUNCEMENTS

              In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement establishes accounting and reporting standards for derivative instruments and hedging activities. It requires



                                       28                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


              that a company recognize all derivatives as either assets or liabilities in the statement of financial condition and measure those instruments at fair value. This statement is required to be adopted by the Company in 2001. Management does not anticipate this statement to have a material adverse impact on the consolidated financial position or the future results of operations of the Company.

              In October 1998, the AICPA issued Statement of Position 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that do not Transfer Insurance Risk" (SOP 98-7). This statement provides that insurance and reinsurance contracts for which the deposit method is appropriate should be classified and accounted for as one of the following, those that (1) transfer only significant timing risk, (2) transfer only significant underwriting risk, (3) transfer neither significant timing nor underwriting risk, or (4) have an indeterminate risk. SOP 98-7 does not address when deposit accounting should be applied. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. Management does not anticipate this statement to have a material adverse impact on the consolidated financial position or the future results of operations of the Company.

              The Company adopted AICPA Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3) in 1999. This statement provides: (1) guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, (2) guidance on how to measure the liability, (3) guidance on when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges, and (4) requirements for disclosures of certain information. In the past, the Company has accounted for insurance-related assessments in a manner consistent with the guidance provided by SOP 97-3. The adoption of SOP 97-3 did not have a material impact on the consolidated financial position or results of the operations of the Company.

              The Company adopted AICPA Statement of Position No. 98-1 (SOP 98-1), "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" in 1999. This statement provides guidance for determining whether costs of software developed or obtained for internal use should be capitalized or expensed as incurred. The guidance provided by SOP 98-1 applies only to such costs incurred prospectively and is not retroactive to prior periods. In the past, the Company has capitalized certain costs related to internally-developed software, in a manner consistent with the guidance provided by SOP 98-1. The adoption of SOP 98-1 did not have a material impact on the consolidated financial position or results of the operations of the Company.

(2)    STATUTORY FINANCIAL INFORMATION

       The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from financial statements prepared on the basis of generally accepted accounting principles. The Company reported statutory net income for the years ended December 31, 1999, 1998, and 1997, of approximately $13,876,000, $12,577,000, and
       $16,276,000, respectively. The Company reported



                                       29                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


       statutory capital and surplus at December 31, 1999 and 1998, of approximately $132,194,000 and $126,277,000, respectively.

       Retained earnings of the Company are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year.

       The Oklahoma Insurance Department has adopted risk based capital (RBC) requirements for life insurance companies. These requirements are applicable to the Company. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

       The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the company's total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital, plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

       At December 31, 1999 and 1998, the statutory TAC of the Company significantly exceeds the level requiring corrective action.

       On March 16, 1998, the NAIC approved the codification of statutory accounting practices. The codification will constitute the only source of "prescribed" statutory accounting practices and is subject to adoption by the Oklahoma Insurance Department. The Statements of Statutory Accounting Principles established under the codification are generally effective January 1, 2001. The Company will be determining the impact the adoption of the codification will have on statutory surplus during 2000.



                                       30                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


(3)    INVESTMENTS

       Investment income for the years ended December 31 is summarized below (in thousands):

                                               1999       1998       1997
                                             --------   --------    -------
Interest on fixed maturities                 $64,891     64,207     61,556
Dividends on equity securities                   137          7         25
Interest on mortgage loans                    11,993     11,890     12,091
Investment real estate income                  1,073      1,208      2,285
Interest on policy loans                       1,408      1,468      1,411
Interest on short-term investments               800        267        244
Net realized gains (losses) on investments    (1,683)     2,053      1,823
Other                                            949        647        787
                                             -------    -------    -------

                                              79,568     81,747     80,222
Less investment expenses                     (13,216)   (11,268)   (11,047)
                                             -------    -------    -------

Net investment income                        $66,352     70,479     69,175
                                             =======    =======    =======

       Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

                                 1999                 1998                 1997
                         --------------------  --------------------  -------------------
                         REALIZED  UNREALIZED  REALIZED  UNREALIZED  REALIZED UNREALIZED
                         --------  ----------  --------  ----------  -------------------
Fixed maturities
    held-to-maturity     $    --         --         90         --       173         --
Fixed maturities
    available-for-sale    (2,135)   (58,486)       534      8,521       449     12,600
Equity securities            445        172         --      1,332        --     (1,641)
Real estate                  137         --      1,283         --     1,219         --
Mortgage loans              (130)        --        147         --       (15)        --
Other                         --         --         (1)        --        (3)        --
                         -------    -------    -------    -------   -------    -------

                         $(1,683)   (58,314)     2,053      9,853     1,823     10,959
                         =======    =======    =======    =======   =======    =======

       Included in the above realized gains (losses) is the increase (decrease) in the allowance for possible losses on mortgage loans of $130,000, $(147,000), and $16,000, in 1999, 1998, and 1997, respectively. In addition, the Company realized net gains of approximately $65,000, $554,000, and $1,000 during 1999, 1998 and 1997, respectively, on investments in fixed maturities that were called or prepaid.



                                       31                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


       (a)    HELD-TO-MATURITY

              The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity are as follows (in thousands):

                                              DECEMBER 31, 1998
                                 ----------------------------------------------
                                              GROSS        GROSS      ESTIMATED
                                 AMORTIZED  UNREALIZED   UNREALIZED     FAIR
                                   COST       GAINS        LOSSES       VALUE
                                 ---------  ----------   ----------   ---------
U.S. Treasury securities and
    obligations of U.S.
    government corporations
    and agencies               $  9,011           992          --        10,003

Corporate securities            118,417         7,445          --       125,862

Mortgage-backed securities       84,194         2,181         (25)       86,350
                               --------      --------    --------      --------
        Totals
                               $211,622        10,618         (25)      222,215
                               ========      ========    ========      ========

              Effective January 1, 1999, management of the Company changed its intent to hold securities to maturity. The Company transferred all of its held-to-maturity securities to available-for-sale during 1999.

              Proceeds from sales of investments in fixed maturities held-to-maturity during 1998 and 1997 were approximately $5,887,000 and $9,006,000, respectively. Gross gains of approximately $173,000, in 1997, were realized on those sales. In 1998, gross losses of approximately $124,000 were realized on those sales. In 1998 and 1997, significant deterioration in the issuers' creditworthiness caused the Company to change its intent to hold these securities to maturity.

       (b)    AVAILABLE-FOR-SALE

              The gross unrealized holding gains on equity securities available-for-sale were approximately $2,361,000 and $2,108,000 in 1999 and 1998, respectively. Gross unrealized holding losses on equity securities available-for-sale were approximately $144,000 and $63,000 in 1999 and 1998, respectively.



                                       32                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


              The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):

                                           DECEMBER 31, 1999
                               -------------------------------------------
                                            GROSS      GROSS
                                         UNREALIZED  UNREALIZED  ESTIMATED
                               AMORTIZED   HOLDING    HOLDING      FAIR
                                 COST       GAINS      LOSSES      VALUE
                               ---------  ---------- ----------  ---------
U.S. Treasury securities and
    obligations of U.S.
    government corporations
    and agencies               $ 56,990        439     (1,326)     56,103

Corporate securities            597,725      1,984    (22,471)    577,238

Mortgage-backed securities      287,974        723     (9,449)    279,248
                               --------   --------   --------    --------
        Totals                 $942,689      3,146    (33,246)    912,589
                               ========   ========   ========    ========

                                           DECEMBER 31, 1998
                               -------------------------------------------
                                            GROSS      GROSS
                                         UNREALIZED  UNREALIZED  ESTIMATED
                               AMORTIZED   HOLDING    HOLDING      FAIR
                                 COST       GAINS      LOSSES      VALUE
                               ---------  ---------- ----------  ---------
U.S. Treasury securities and
    obligations of U.S.
    government corporations
    and agencies               $ 89,249      3,230        (25)     92,454

Corporate securities            439,030     21,958       (290)    460,698

Mortgage-backed securities      163,556      3,652       (139)    167,069
                               --------   --------   --------    --------
        Totals                 $691,835     28,840       (454)    720,221
                               ========   ========   ========    ========

              The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31, 1999 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    ESTIMATED
                                        AMORTIZED     FAIR
                                           COST       VALUE
                                        ---------   ---------
Due in one year or less                  $ 38,044     38,139
Due after one year through five years     232,763    230,717
Due after five years through ten years    209,180    201,112
Due after ten years                       174,728    163,373
                                         --------   --------
                                          654,715     63,341
    Mortgage-backed securities            287,974    279,248
                                         --------   --------
                                         $942,689    912,589
                                         ========   ========



                                       33                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


              Proceeds from sales of investments in fixed maturities available-for-sale were approximately $96,932,000, $37,058,000, and $102,958,000, in 1999, 1998, and 1997, respectively. Gross gains of approximately $481,000, $206,000, and $1,152,000 and gross losses of approximately $2,681,000, $12,000, and $704,000, were realized on those sales in 1999, 1998, and 1997, respectively.

              At December 31, 1999, 1998 and 1997, investments with carrying values of approximately $2,481,000, $2,662,000, and $2,497,000, respectively, were on deposit with state insurance departments as required by statute.

(4)    FAIR VALUE OF FINANCIAL INSTRUMENTS

       A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:

                                              1999                              1998
                                       --------------------         -----------------------
                                       CARRYING  ESTIMATED          CARRYING     ESTIMATED
                                        AMOUNT   FAIR VALUE          AMOUNT      FAIR VALUE
                                       --------  ----------         --------     ----------
Financial assets:
    Cash                               $16,158     16,158            17,245       17,245
    Short-term and other investments    52,480     52,480            19,181       19,181
    Accounts receivable                 29,189     29,189            30,932       30,932
    Accrued investment income           15,185     15,185            15,523       15,523
    Reinsurance receivables on paid
      and unpaid benefits               79,087     79,087            61,201       61,201
    Policy loans                        11,234     11,234            11,147       11,147
    Fixed maturities held-to-maturity       --         --           211,622      222,215
    Fixed maturities                   912,589    912,589           720,221      720,221
      available-for-sale
    Equity securities                   25,750     25,750            13,317       13,317
    Mortgage loans                     145,507    142,908           133,440      142,600

Financial liabilities:
    Certain policy liabilities         624,853    612,730           637,618      620,611
    Other liabilities                   43,060     43,060            39,868       39,868
    Notes payable                      146,393    145,069            57,858       58,250

       CASH, SHORT-TERM AND OTHER INVESTMENTS, ACCOUNTS RECEIVABLE, ACCRUED INVESTMENT INCOME, REINSURANCE RECEIVABLES ON PAID AND UNPAID BENEFITS, AND OTHER LIABILITIES The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.

       POLICY LOANS

       Policy loans have average interest rates of 5.96% and 6.75% as of December 31, 1999 and 1998, respectively, and have no specified maturity dates. The aggregate fair value of policy loans approximates the carrying value reflected on the consolidated balance sheets. These loans typically



                                       34                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


       carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies which the Company has in force and cannot be valued separately.

       FIXED MATURITY INVESTMENTS

       The fair value of fixed maturity investments is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued.

       EQUITY SECURITIES

       The fair value of equity securities investments of the Company is based on bid prices published in financial newspapers or bid quotations received from securities dealers.

       MORTGAGE LOANS

       Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories, and have average net yield rates of 7.72% and 8.27% for December 31, 1999 and 1998, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 8.45% and 7.15% for December 31, 1999 and 1998, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

       CERTAIN POLICY LIABILITIES

       Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities which do not have life contingencies. The fair value of the deposit administration funds is estimated as the cash surrender value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

                                                      DECEMBER 31, 1999          DECEMBER 31, 1998
                                                   -----------------------     ----------------------
                                                    CARRYING   ESTIMATED        CARRYING  ESTIMATED
                                                     AMOUNT    FAIR VALUE        AMOUNT   FAIR VALUE
                                                   ---------  ------------     --------- ------------
                                                       (in thousands)              (in thousands)
Funds held under deposit
    administration contracts                       $564,028      550,638         577,301   560,650

Annuities                                            60,825       62,092          60,317    59,961



                                       35                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


       NOTES PAYABLE

       The fair value of the Company's notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are similar to those used for the valuation of the Company's commercial mortgage loan portfolio, except for the Company's notes payable to the Federal Home Loan Bank of Topeka, which are valued using discount rates at or near the carried rates because the notes have relatively short lives or carry the option of conversion to an adjustable rate.

       LIMITATIONS

       Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

(5)    DEFERRED POLICY ACQUISITION COSTS

       Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the increase in deferred policy acquisition costs, is summarized as follows (in thousands):

                                  LIFE       ACCIDENT
                              AND ANNUITY   AND HEALTH      TOTAL
                              -----------   -----------   ---------
Year ended December 31, 1999:

    Deferred costs              $ 8,650        38,369        47,019
    Amortization                 (7,202)      (18,337)      (25,539)
                                -------       -------       -------
    Net increase
                                $ 1,448        20,032        21,480
                                =======       =======       =======

Year ended December 31, 1998:
    Deferred costs              $ 7,260        33,371        40,631
    Amortization                 (4,669)      (19,958)      (24,627)
                                -------       -------       -------
    Net increase
                                $ 2,591        13,413        16,004
                                =======       =======       =======

Year ended December 31, 1997:
    Deferred costs              $ 8,600        28,734        37,334
    Amortization                 (5,581)      (16,513)      (22,094)
                                -------       -------       -------
    Net increase
                                $ 3,019        12,221        15,240
                                =======       =======       =======



                                       36                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


(6)    RESERVES FOR FUTURE POLICY BENEFITS

       Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (dollars in thousands):

                                                                        INTEREST
                                                 1999         1998     ASSUMPTIONS
                                               -------      -------   --------------

Life and annuity reserves:
    Issued prior to 1970                       $  3,195        3,218      4.75%
    Issued 1970 through 1980                     27,874       28,458      6.75% to 5.25%
    Issued after 1982 (indeterminate
      premium products)                             587          593     10.00% to 8.50%
    Issued through 1987 (SGLI acquisition)        1,296        1,336     11.00%
    Issued 1981 - 1994 (all other)               29,560       28,875      8.50% to 7.00%
    Issued after 1994 (all other)                 5,487        4,195      7.00%
    Life contingent annuities                    33,250       32,825     Various *
    Group term life waiver of premium
      disabled lives                              5,803        5,287      6.00%
    Reserves acquired through assumption
      reinsurance agreement (see note 12)        20,673       21,971      5.50% to 2.25%
    All other life reserves                       5,463        4,736     Various
                                               --------      -------

                                               $133,188      131,494
                                               ========      =======

     * These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at the assumed interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates assumed.

       Assumptions as to mortality are based on the Company's prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after) and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company's prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

(7)    LIABILITY FOR BENEFITS PAYABLE

       The provision for benefits pertaining to prior years increased by approximately $2,000,000 in 1999 due to higher than anticipated loss experience, primarily related to cancer and group disability business. The provision for benefits pertaining to prior years did not change significantly in 1998.



                                       37                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


(8)    NOTES PAYABLE

       Notes payable as of December 31 are summarized as follows:


                                                               1999       1998
                                                             ---------  ---------
                                                                (in thousands)
6.20% line of credit, due in 2000, interest due monthly     $ 15,000          --

6.01% line of credit, due in 2000, interest due monthly       20,000          --

6.21% line of credit, due in 2000, interest due monthly       40,000          --

5.88% line of credit, due in 2000, interest due monthly       10,000          --

6.84% line of credit, due in 2000, interest due monthly        4,000       4,000

5.81% line of credit, due in 2002, interest due monthly       10,000      10,000

5.78% line of credit, due in 2002, interest due monthly        3,000       3,000

5.80% line of credit, due in 2004, interest due monthly        5,000          --

5.05% line of credit, due in 2005, interest due monthly        4,286       5,000

5.55% line of credit, due in 2008, interest due monthly        6,500       6,500

5.03% line of credit, due in 2008, interest due monthly        5,000       5,000

5.60% line of credit, due in 2009, interest due monthly        5,000          --

5.87% line of credit, due in 2014, interest due monthly       15,000          --

7.50% construction loan due in 2010, interest due monthly,
    principal payments due monthly beginning in 2001           3,607          --

Various notes payable, paid in 1999                               --      24,358
                                                            --------      ------

                                                            $146,393      57,858
                                                            ========      ======

       AFA has a $142,786,000 and $55,000,000 line of credit with the Federal Home Loan Bank of Topeka at December 31, 1999 and 1998, respectively. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $157,562,000 and $71,230,000 at December 31, 1999 and 1998, respectively. The collateral required for this line of credit at December 31, 1999 and 1998, was $148,323,000 and $63,250,000, respectively. The pledged securities are held in the Company's name in a custodial account at InvesTrust, N.A., to secure current and future borrowings. To participate in this available credit, AFA has acquired 248,791 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $24,879,000 at December 31, 1999.

       The Company has unused lines of credit of approximately $25,452,000 available at December 31, 1999.

       The Company has an unused line of credit of approximately $100,000,000 pertaining to possible Year 2000 issues. Since the Company has not experienced significant difficulties to-date relating to Year



                                       38                            (Continued)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES


                   Notes to Consolidated Financial Statements

                       December 31, 1999, 1998, and 1997


       2000 issues, management does not anticipate drawing on the line of credit prior to its expiration in April 2000.

       Interest expense for the years ended December 31, 1999, 1998, and 1997, totaled approximately $4,730,000, $3,336,000, and $2,076,000, respectively.

       Scheduled maturities (excluding interest) of the above indebtedness at December 31, 1999, are as follows (in thousands):

                     2000                                   $ 89,000
                     2001                                         30
                     2002                                     13,036
                     2003                                         38
                     2004                                      5,041
                     Thereafter                               39,248
                                                            --------
                                                            $146,393
                                                            ========

(9)    INCOME TAXES

       Total income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes principally due to payments made to AFC in 1999 and 1998 treated as management fees for tax purposes, and the correction of prior year estimates of deferred taxes in 1998.

       The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31, are presented below (in thousands):


                                                   1999          1998
                                                 ---------      --------
Deferred tax assets:
    Fixed maturities                              $  9,539            --
    Other investments                                  284           450
    Life and health reserves                        16,800        17,906
    Other liabilities                                  888            --
                                                  --------       -------
        Total gross deferred tax assets             27,511        18,356
                                                  --------       -------
Deferred tax liabilities:
    Fixed maturities                                    --       (10,795)
    Equity securities                                 (775)         (715)
    Deferred policy acquisition costs              (69,245)      (62,378)
    Other assets                                    (6,611)       (6,803)
    Other liabilities                                   --          (820)
                                                  --------       -------
        Total gross deferred tax liabilities       (76,631)      (81,511)
                                                  --------       -------
Net deferred tax liability                        $(49,120)      (63,155)
                                                  ========       =======

       Management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets reported on the consolidated balance sheets.



                                       39                            (Continued)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998 and 1997





       The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax paying entities. At December 31, 1999 and 1998, other accounts payable includes income taxes payable to AFC and other members of the consolidated group of approximately $1,862,000 and $687,000, respectively.

       Under the provision of the Life Insurance Company Tax Act of 1959, certain special deductions were allowed to life insurance companies for federal income tax purposes. These special deductions were repealed by the Tax Reform Act of 1984, and the untaxed balances were frozen at their December 31, 1993 levels. These balances, referred to as the "policyholders surplus account" (PSA), were approximately $8,161,000 for AFA and are subject to taxation if certain levels of premium income or life insurance reserves are not maintained, or if the life insurance company makes excess distributions to shareholders. In addition, on February 7, 2000, the Clinton administration released its Fiscal 2001 Budget that included a revenue raising provision that would require life insurance companies to include the balance of these special deductions in income over a five year period. At this time it is uncertain whether this provision will be included in any legislation proposed by Congress, and if included, whether such provision would be enacted into law. As it is not currently considered likely that a tax would become due on any such balance, no deferred income taxes have been provided. However, if such tax were to become payable, it would amount to approximately $2,856,350.

(10)   OTHER COMPREHENSIVE INCOME (LOSS)
       The change in the components of other comprehensive income (loss) are reported net of income taxes for the periods indicated, as follows (in thousands):

                                                               YEAR ENDED DECEMBER 31, 1999
                                                          --------------------------------------
                                                            PRE-TAX        TAX            NET
                                                            AMOUNT        EFFECT        AMOUNT
                                                          ----------    ----------    ----------
    Unrealized holding gain (loss) on investments:
        Unrealized holding gain (loss) arising
          during the period                               $  (60,004)       21,002       (39,002)
        Plus: reclassification adjustment for losses
          included in net income                               1,690          (592)        1,098
                                                          ----------    ----------    ----------

    Other comprehensive loss                              $  (58,314)       20,410       (37,904)
                                                          ==========    ==========    ==========


                                                                YEAR ENDED DECEMBER 31, 1998
                                                          --------------------------------------
                                                            PRE-TAX         TAX           NET
                                                            AMOUNT         EFFECT       AMOUNT
                                                          ----------    ----------    ----------
    Unrealized holding gain on investments:
        Unrealized holding gain arising
          during the period                               $   10,387        (3,635)        6,752
        Less: reclassification adjustment for gains
          included in net income                                (534)          186          (348)
                                                          ----------    ----------    ----------

    Other comprehensive income                            $    9,853        (3,449)        6,404
                                                          ==========    ==========    ==========






                                       40                          (Continued)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998 and 1997


                                                           YEAR ENDED DECEMBER 31, 1997
                                                     --------------------------------------
                                                      PRE-TAX         TAX           NET
                                                       AMOUNT        EFFECT        AMOUNT
                                                     ----------    ----------    ----------
Unrealized holding gain on investments:
    Unrealized holding gain arising
      during the period                              $   11,408        (3,993)        7,415
    Less: reclassification adjustment for gains
      included in net income                               (449)          153          (296)
                                                     ----------    ----------    ----------

Other comprehensive income                           $   10,959        (3,840)        7,119
                                                     ==========    ==========    ==========


(11)   REINSURANCE

       Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no allowance for uncollectible amounts has been included in the financial statements. At December 31, 1999 and 1998, reinsurance receivables with a carrying value of approximately $15,302,000 and $13,597,000, respectively were associated with two reinsurers.

       Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $500,000 on group life to $250,000 on individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 1999 and 1998, the face amounts of life insurance in force that are reinsured amounted to approximately $1,974,000,000 (approximately 22.8% of total life insurance in force) and $846,000,000 (approximately 11.2% of total life insurance in force), respectively.

       Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. Retention limits range from $100,000 for individual cancer coverage to $250,000 for major medical coverage.

       The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $(148,231,000), $(114,225,000), and $(92,731,000) for life and accident and health reinsurance ceded, and $795,000, $14,220,000, and $416,000, for life and accident and health reinsurance assumed, for the years ended December 31, 1999, 1998 and 1997, respectively.

       Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $114,026,000, $88,999,000, and $72,522,000 for the years ended December 31, 1999, 1998, and 1997, respectively.



                                       41                          (Continued)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998 and 1997



(12)   ACQUIRED BUSINESS

       Effective July 1, 1998, the Company entered into an assumption reinsurance agreement with American Standard Life and Accident Insurance Company (ASL) of Enid, Oklahoma, the National Organization of Life and Health Guaranty Associations (NOLHGA) and the guaranty associations in the states where ASL originally conducted its business. Under this agreement, the Company has assumed the majority of ASL's policies inforce, with the exception of those policies issued in states where a guaranty association does not exist. Effective July 1, 1998, the Company assumed approximately $24 million in life, annuity and health reserves under this agreement, of which approximately $5 million were subsequently ceded to a third-party reinsurer. ASL is an Oklahoma-domiciled company in receivership under the oversight of the Oklahoma Insurance Department and NOLHGA.

       The Company recorded an asset for the value of the business acquired based on the present value of the estimated future profits on the business (PVP), at a 6.75% discount rate. The PVP was estimated to be $4,313,000 at July 1, 1998. Approximately $578,000 and $311,000 of
       amortization was recorded in 1999 and 1998, respectively, and is included in operating expenses in the accompanying consolidated statement of income. The December 31, 1999 and 1998 balance of the PVP asset approximates $3,424,000 and $4,002,000, respectively, and is included in other assets in the accompanying consolidated balance sheet.

       An estimate of the amortization of the PVP for the next five years is as follows:

                     2000                             $   504,000
                     2001                                 437,000
                     2002                                 379,000
                     2003                                 328,000
                     2004                                 284,000

(13)   EMPLOYEE BENEFIT PLANS

       The Company and its subsidiaries participate in a pension plan (the Plan) covering all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.




                                       42                          (Continued)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998 and 1997


       The Plan's funded status as of December 31, is summarized as follows (in thousands):

                                                                   1999            1998
                                                               ------------    ------------
Actuarial present value of benefit obligation:
    Vested benefits                                            $     14,446          16,182
    Nonvested benefits                                                1,957           1,947
                                                               ------------    ------------

          Total accumulated benefit obligation                 $     16,403          18,129
                                                               ============    ============

Change in benefit obligation:
    Benefit obligation at beginning of period                  $     22,257          19,466
    Service cost                                                      2,091           1,662
    Interest cost                                                     1,394           1,391
    Actuarial loss                                                   (2,959)          1,342
    Benefits paid                                                    (2,642)         (1,604)
                                                               ------------    ------------

          Benefit obligation at end of period                  $     20,141          22,257
                                                               ============    ============

Change in plan assets:
    Fair value of plan assets at beginning of period           $     24,205          21,839
    Actual return on plan assets                                      2,806           3,970
    Benefits paid                                                    (2,642)         (1,604)
                                                               ------------    ------------
          Fair value of plan assets at end of period
                                                               $     24,369          24,205
                                                               ============    ============

Funded status at end of year (Plan assets in
    excess of projected benefit obligation):                   $      4,228           1,948
      Unrecognized transition asset                                     (23)           (161)
      Unrecognized net actuarial (gain) loss                         (4,051)           (461)
      Unrecognized prior service cost due to plan
        amendment                                                       320             385
                                                               ------------    ------------
          Prepaid benefit cost
                                                               $        474           1,711
                                                               ============    ============

                                                               ============    ============

       In determining the projected benefit obligation, the weighted average assumed discount rates used were 7.75% and 6.75% in 1999 and 1998, respectively. The rate of increase in future salary levels was 5.0% in 1999 and 1998. The expected long-term rate of return on assets used in determining net periodic pension cost was 9.5% in 1999 and 1998. Plan assets are invested in fixed maturities, equity securities and in short-term investments.






                                       43                          (Continued)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998 and 1997


       Net periodic pension cost for the years ended December 31, included the following (in thousands):

                                                                  1999          1998          1997
                                                               ----------    ----------    ----------
Service costs - benefits earned
    during period                                              $    2,091         1,662         1,284
Interest costs                                                      1,394         1,391         1,193
Expected return on plan asset                                      (2,175)       (1,962)       (4,065)
Net amortization and deferral                                         (73)          (73)        2,332
                                                               ----------    ----------    ----------

Net periodic pension cost                                      $    1,237         1,018           744
                                                               ==========    ==========    ==========


       The Company participates in a defined contribution thrift and profit sharing plan as provided under section 401(a) of the Internal Revenue Code, which includes the tax deferral feature for employee contributions provided by section 401(k) of the Internal Revenue Code. The Company contributed approximately $1,150,000, $1,023,000, and $881,000 to this plan during the years ended December 31, 1999, 1998, and 1997, respectively.

(14)   COMMITMENTS AND CONTINGENCIES

       Rent expense for office space and equipment for the years ended December 31, 1999, 1998, and 1997, was approximately $8,404,000, $8,573,000, and
       $6,163,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 1999, under noncancellable long-term leases for office space are as follows (in thousands):

                 2000                                        $    1,796
                 2001                                             1,327
                 2002                                               893
                 2003                                               271
                 2004                                               240
                 Thereafter                                          37

       The Company has pledged approximately $16,455,000 of its treasury notes as collateral on lines of credit held by affiliated companies.

       The Company has outstanding mortgage loan commitments of approximately $14,800,000 and $10,595,000 at December 31, 1999 and 1998, respectively.

       In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management's opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company's financial position.

       Like other financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by the Company and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Company has had a





                                       44                          (Continued)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998 and 1997

       formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date related fields in the Company's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside the Company must be checked for the same change and all must be tested to determine that relationships continue to be compatible.

       Conversion efforts were complete at December 31, 1999. The Company has not experienced any significant difficulties to-date relating to Year 2000 issues, and management does not expect Year 2000 issues to have a significant impact on the Company's operations subsequent to December 31, 1999.

(15)   RELATED PARTY TRANSACTIONS

       The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month's notice. During the years ended December 31, 1999, 1998, and 1997, rentals paid under these leases were approximately $3,995,000, $3,989,000, and $3,577,000, respectively.

       During the years ended December 31, 1999 and 1998, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $3,427,000 and $3,190,000, respectively.

       During the years ended December 31, 1999, 1998, and 1997, the Company and its subsidiaries paid management fees and investment advisory fees to AFC totaling approximately $4,588,000, $4,523,000, and $2,848,000, respectively.

       The Company and its subsidiaries lease office space from a subsidiary of AFC. The rent payments associated with the lease will be approximately $2,200,000 per year for the next 12 years.

       During 1999 and 1998, the Company paid cash dividends to AFC of approximately $7,500,000 and $12,706,000, respectively.

       During 1997, the Company paid a dividend of approximately $33,834,000 to AFC. This dividend was in the form of cash payments of approximately $8,800,000, common stock in affiliated companies (including SGLI) of approximately $16,588,000 (including deferred tax liabilities assumed by AFC of $683,000), and common stock in non-affiliated companies of approximately $8,446,000 (including a deferred tax liability retained by the Company of $1,961,000). This transaction was approved by the Oklahoma Insurance Department.

       During 1999, 1998, and 1997, the Company entered into a three-year software lease agreement with AFC. Lease expense related to this agreement was approximately $2,072,000, $1,344,000 and $616,000 for the years ended December 31, 1999, 1998, and 1997, respectively, and is included in selling costs and other operating, administrative and general expenses.





                                       45                          (Continued)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998 and 1997



       AFC and several of its subsidiaries rented office space in the home office building from the Company until the home office building was sold in 1997. During the years ended December 31, 1998, and 1997, the Company received rental income from AFC and several of its subsidiaries of approximately $299,000, and $1,280,000, respectively.

       An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balance and through which the Company has unused lines of credit of $100,000,000.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   Schedule III - Business Segment Information

                  Years Ended December 31, 1999, 1998 and 1997

                                 (in thousands)



       The Company's reportable segments are its strategic business units. The components of operations for the years ended December 31, 1999, 1998, and 1997 are included in the table below.

       Assets and related investment income are allocated based upon related insurance reserves which are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

                                                              1999           1998          1997
                                                          -----------    -----------   -----------
TOTAL REVENUES:
    American Fidelity Education Services Division         $   189,136        158,707       152,021
    Association Worksite Division                             113,681        113,519       105,784
    Strategic Alliance Division                                26,485         45,987        32,290
    Non insurance operations                                      874            745          (504)
                                                          -----------    -----------   -----------

                                                          $   330,176        318,958       289,591
                                                          ===========    ===========   ===========

PRETAX EARNINGS:
    American Fidelity Education Services Division         $    26,077         16,407        24,621
    Association Worksite Division                               8,750          6,242        10,683
    Strategic Alliance Division                                  (836)        10,727        (2,344)
    Non insurance operations                                       38             80        (2,340)
                                                          -----------    -----------   -----------

                                                          $    34,029         33,456        30,620
                                                          ===========    ===========   ===========

TOTAL ASSETS:
    American Fidelity Education Services Division         $ 1,273,329      1,156,565     1,029,976
    Association Worksite Division                             243,206        201,115       192,507
    Strategic Alliance Division                               241,953        274,732       274,818
    Non insurance operations                                    3,356          2,536         2,135
                                                          -----------    -----------   -----------

                                                          $ 1,761,844      1,634,948     1,499,436
                                                          ===========    ===========   ===========

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                            Schedule IV - Reinsurance

                  Years ended December 31, 1999, 1998 and 1997
                                 (in thousands)


                                                                                                              PERCENTAGE
                                                                CEDED         ASSUMED                         OF AMOUNT
                                               GROSS          TO OTHER       FROM OTHER          NET           ASSUMED
                                               AMOUNT         COMPANIES      COMPANIES         AMOUNT          TO NET
                                           -------------   -------------   -------------    -------------   -------------
Year ended December 31, 1999
    Life insurance in force                $   8,666,056       1,973,599              10        6,692,467              --
                                           =============   =============   =============    =============   =============
    Premiums:
       Life insurance                      $      32,295           2,991             (18)          29,286           (0.06)%
       Accident and health insurance             359,728         145,240             813          215,301            0.38%
                                           -------------   -------------   -------------    -------------   -------------
          Total premiums                   $     392,023         148,231             795          244,587            0.33%
                                           =============   =============   =============    =============   =============

Year ended December 31, 1998
    Life insurance in force                $   7,565,337         846,113              10        6,719,234              --
                                           =============   =============   =============    =============   =============
    Premiums:
       Life insurance                      $      18,034           3,154          12,021           26,901           44.69%
       Accident and health insurance             315,693         111,071           2,199          206,821            1.06%
                                           -------------   -------------   -------------    -------------   -------------

          Total premiums                   $     333,727         114,225          14,220          233,722            6.08%
                                           =============   =============   =============    =============   =============

Year ended December 31, 1997
    Life insurance in force                $   6,872,047         306,917              10        6,565,140              --
                                           =============   =============   =============    =============   =============
    Premiums:
       Life insurance                      $      26,756           1,474              --           25,282              --
       Accident and health insurance             272,785          91,257             416          181,944              --
                                           -------------   -------------   -------------    -------------   -------------
          Total premiums                   $     299,541          92,731             416          207,226              --
                                           =============   =============   =============    =============   =============

                                     PART C

                                OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements


         The following financial statements are included in Part B of this registration statement:


AMERICAN FIDELITY SEPARATE ACCOUNT A


         Independent Auditors' Report
         Statement of Assets and Liabilities as of December 31, 1999
         Statement of Operations for the Year Ended December 31, 1999
         Statement of Changes in Net Assets for the Year Ended December 31, 1999 and 1998
         Financial Highlights
         Notes to Financial Statements


AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES


         Independent Auditors' Report
         Consolidated Balance Sheets as of December 31, 1999 and 1998 Consolidated Statements of Income for the Years Ended December 31, 1999, 1998 and 1997
         Consolidated Statements of Stockholder's Equity for the Years Ended
           December 31, 1999, 1998 and 1997
         Consolidated Statements of Cash Flows for the Years Ended December 31,
           1999, 1998 and 1997
         Notes to Consolidated Financial Statements
         Schedule III - Business Segment Information
         Schedule IV - Reinsurance


         (b)      Exhibits


Exhibit
Number
1.1  -   Resolution adopted by the Board of Directors of American Fidelity on
         May 7, 1968, authorizing establishment of the Registrant. Incorporated herein by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November
         25, 1998 (No. 2-30771).

1.2  -   Resolution adopted by the Board of Directors of American Fidelity on
         April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated herein by reference to Exhibit 1.2 to
         Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

1.3  -   Resolution adopted by the Board of Managers of the Registrant on March
         19, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated herein by reference to Exhibit 1.3 to
         Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

3    -   Underwriting Contract between the Registrant and American Fidelity
         Securities, Inc. dated December 20, 1972. Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2- 30771).

4.1  -   Form of Variable Annuity Master Contract. Incorporated herein by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

4.2  -   Form of Variable Annuity Contract Certificate. Incorporated herein by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

5    -   Forms of Variable Annuity Application. Incorporated herein by reference to Exhibit 5 to Post- Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

6.1  -   Articles of Incorporation of American Fidelity and all amendments through November 4, 1987. Incorporated herein by reference to Exhibit
         6.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

6.2  -   Amended and Restated Bylaws of American Fidelity dated November 24,
         1997. Incorporated herein by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant's registration statement on Form N-3 filed on April 24, 1998 (No. 2-30771).


8    -   Fund Participation Agreement dated December 22, 1998 between Registrant and American Fidelity. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's registration statement on Form N-4 filed on January 11, 1999 (No. 2-30771).


9*   -   Opinion and Consent of Counsel.



10*  -   Independent Auditors' Consent.




13*  -   Schedule for computation of performance quotations.

99*  -   American Fidelity organization chart.


-----------------
* Filed herewith.



ITEM 25 -- DIRECTORS AND OFFICERS OF THE DEPOSITOR



         Name and Principal                             Positions and Offices
          Business Address                              with American Fidelity
         ------------------                             ----------------------
         Lynda L. Cameron                               Director
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         William M. Cameron                             Chairman and Chief
         2000 N. Classen Boulevard                      Executive Officer, Director
         Oklahoma City, OK 73106

         David R. Carpenter                             Senior Vice President, Treasurer
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         William E. Durrett                             Senior Chairman, Director
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         Stephen P. Garrett                             Senior Vice President, Secretary
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         William A. Hagstrom                            Director
         204 N. Robinson, Suite 1300
         Oklahoma City, OK 73102

         Charles R. Eitel                               Director
         One Concourse Parkway
         Atlanta, GA  30328

         Kenneth D. Klehm                               Senior Vice President
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         Alfred L. Litchenburg                          Senior Vice President
         2000 N. Classen Boulevard
         Oklahoma City, OK 73106

         David R. Lopez                                 Director
         1616 Guadalupe, Rm. 630
         Austin, TX  78701

         Paula Marshall-Chapman                         Director
         2745 East 11th Street
         Tulsa, OK 74104

         John W. Rex                                    President, Chief Operating Officer,
         2000 N. Classen Boulevard                      Director
         Oklahoma City, OK 73106

         Galen P. Robbins, M.D.                         Director
         11901 Quail Creek Road
         Oklahoma City, OK 73120

         John D. Smith                                  Director
         3400 Peach Tree Road, Suite 831
         Atlanta, GA  30326



ITEM 26 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
           REGISTRANT

         American Fidelity's organization chart is included as Exhibit 99. The subsidiaries of American Fidelity reflected in the organization chart are included in the consolidated financial statements of American Fidelity in accordance with generally accepted accounting principles.

ITEM 27 -- NUMBER OF CONTRACT OWNERS


         As of April 5, 2000, there were 2,416 Contract Owners of qualified contracts offered by the Registrant.


ITEM 28 -- INDEMNIFICATION

         The Bylaws of American Fidelity (Article VIII, Section 3) generally provide that American Fidelity shall indemnify its directors, officers, employees and agents, as well as any person serving at the request of American Fidelity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against liabilities incurred in acting in any such capacity if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of American Fidelity and, with respect to any criminal action, if they had no reasonable cause to believe their conduct was unlawful. Indemnification of these persons is also provided for derivative actions. See American Fidelity's Bylaws filed as Exhibit 6.2 to this registration statement.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29 -- PRINCIPAL UNDERWRITERS

         (a) American Fidelity Securities, Inc. is the sole underwriter for the Registrant, American Fidelity Separate Account B and American Fidelity Dual Strategy Fund, Inc.

         (b) Director and officer information for American Fidelity Securities, Inc. is as follows:

Name and Principal                      Positions and Offices
 Business Address                         with Underwriter
------------------                      ---------------------
David R. Carpenter                      Director, Chairman, President, Chief Executive
P. O. Box 25523                         Officer, Treasurer, Chief Financial Officer and
Oklahoma City, OK  73125                Registered Limited Principal

Marvin R. Ewy                           Director, Vice President, Secretary, Chief
P. O. Box 25523                         Compliance Officer and Registered
Oklahoma City, OK  73125                Limited Principal

Nancy K. Steeber                        Director, Vice President, Operations Officer and
P. O. Box 25523                         Registered Limited Principal
Oklahoma City, OK  73125

         (c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from the Registrant in 1999 were $654,983, representing the 3% sales fee deducted from premium deposits to the Registrant. It received no other compensation from or on behalf of the Registrant during the year.


ITEM 30 -- LOCATION OF ACCOUNTS AND RECORDS

         The name and address of the person who maintains physical possession of the accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940 are:

                               David R. Carpenter
                       Senior Vice President and Treasurer
                       American Fidelity Assurance Company
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106

ITEM 31 -- MANAGEMENT SERVICES

         Not applicable.

ITEM 32 -- UNDERTAKINGS

                                  UNDERTAKINGS

         The Registrant hereby undertakes to:

         (a) file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                  (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

         (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                REPRESENTATIONS

         American Fidelity hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity.

         American Fidelity hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

          1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

          2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

          3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

          4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on this 28th day of April, 2000.


                              AMERICAN FIDELITY SEPARATE ACCOUNT A
                              (Registrant)
                              By: American Fidelity Assurance Company
                                  (Depositor)


                              By /s/ John W. Rex
                                 ---------------------------------------
                                 John W. Rex, President

                              AMERICAN FIDELITY ASSURANCE COMPANY
                              (Depositor)


                              By /s/ John W. Rex
                                 ---------------------------------------
                                 John W. Rex, President


Each of the undersigned officers and directors of American Fidelity Assurance Company (the "Company"), hereby severally constitute and appoint John W. Rex, his true and lawful attorney-in-fact with full power to him to sign for him, and in his name as officer or director, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2000.


Signature                                                     Title
---------                                                     -----
/s/ William M. Cameron                                        Chairman, Chief Executive Officer and
-----------------------------------                           Director (Principal Executive Officer)
William M. Cameron

/s/ William E. Durrett                                        Senior Chairman and Director
-----------------------------------
William E. Durrett

/s/ Lynda L. Cameron                                          Director
-----------------------------------
Lynda L. Cameron

/s/ John W. Rex                                               Director, President and Chief Operating
-----------------------------------                           Officer
John W. Rex


/s/ Charles R. Eitel                                          Director
-----------------------------------
Charles R. Eitel


/s/ Galen P. Robbins, M.D.                                    Director
-----------------------------------
Galen P. Robbins, M.D.

/s/ John D. Smith                                             Director
-----------------------------------
John D. Smith

/s/ William A. Hagstrom                                       Director
-----------------------------------
William A. Hagstrom

/s/ David R. Lopez                                            Director
-----------------------------------
David R. Lopez

/s/ Paula Marshall-Chapman                                    Director
-----------------------------------
Paula Marshall-Chapman

/s/ David R. Carpenter                                        Senior Vice President, Controller and
-----------------------------------                           Treasurer (Principal Financial and
David R. Carpenter                                            Accounting Officer)

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
9*     -    Opinion and Consent of Counsel

10*    -    Independent Auditors' Consent

13*    -    Schedule for computation of performance quotations

99*    -    American Fidelity organization chart

*  Filed herewith.